UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SOLID BIOSCIENCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

500 Rutherford Avenue, 3rd Floor

Charlestown, Massachusetts 02129

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2024

Dear Stockholders,

You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Solid Biosciences Inc., which will be held on Tuesday, June 11, 2024 at 8:00 a.m., Eastern Time. The Annual Meeting will be held by a virtual-only format, solely by means of remote communication, to consider and vote upon the following proposals:

1.

The election of four Class III Directors, Martin Freed, Ilan Ganot, Georgia Keresty and Ian Smith, to our Board of Directors (the “Board of Directors” or the “Board”), each to serve until the 2027 annual meeting of stockholders and until the election and qualification of his or her successor;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	The approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 60,000,000 to 120,000,000;

4.	The approval of an amendment to our Amended and Restated 2020 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 2,000,000 shares;

5.	The approval of an advisory vote on executive compensation;

6.	The holding of an advisory vote on the frequency of future executive compensation advisory votes; and

7.	The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders will not be able to attend the Annual Meeting in person and will be able to attend the Annual Meeting only via the webcast. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. We have designed the format of the Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.

Our Board has fixed the close of business on April 15, 2024 as the record date (the “Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of that meeting. Stockholders of record at the close of business on the Record Date can attend the Annual Meeting, including to vote their shares and ask questions, by accessing http://www.virtualshareholdermeeting.com/SLDB2024 shortly prior to the scheduled start of the meeting and entering the 16-digit control number included on your proxy card, voting instruction form or notice of availability of proxy materials.

The rules and procedures applicable to the Annual Meeting will be available for the participating stockholders of record at http://www.virtualshareholdermeeting.com/SLDB2024.

We are pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. On or about April 26, 2024, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials and our 2023 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report to Stockholders. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2023 Annual Report to Stockholders by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, please vote your shares by proxy as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. You may vote electronically at the meeting, by telephone, online, or by completing and returning a proxy card. We recommend you vote by proxy even if you plan to participate in the virtual meeting. You can always change your vote by voting electronically at the virtual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alexander Cumbo

Alexander Cumbo

President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2024:

This proxy statement, the accompanying proxy card or voting instruction form and our 2023 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available for viewing, printing and downloading at: http://materials.proxyvote.com/83422E. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at http://www.sec.gov.

Solid Biosciences Inc.

Proxy Statement

Page No.
INFORMATION CONCERNING SOLICITATION AND VOTING	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROPOSALS	2
PROPOSAL NO. 1—ELECTION OF CLASS III DIRECTORS	8
CORPORATE GOVERNANCE	13
EXECUTIVE OFFICERS	25
EXECUTIVE COMPENSATION	27
PRINCIPAL STOCKHOLDERS	40
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	44
DELINQUENT SECTION 16(a) REPORTS	49
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	50
PROPOSAL NO. 3—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 60,000,000 TO 120,000,000	52
PROPOSAL NO. 4—APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES	55
PROPOSAL NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION	74
PROPOSAL NO. 6—ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES	75
HOUSEHOLDING	76
STOCKHOLDER PROPOSALS	77
OTHER MATTERS	78
APPENDIX A—AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1
APPENDIX B—AMENDMENT TO AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN	B-1
APPENDIX C—AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN, AS AMENDED	C-1

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders (the “Annual Meeting”) of Solid Biosciences Inc. (the “Company”) to be held on Tuesday, June 11, 2024 at 8:00 a.m., Eastern Time.

Our Board of Directors (the “Board of Directors” or the “Board”) has made this proxy statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting, and any adjournment or postponement of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin on or about April 26, 2024.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the Notice.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2024:

This proxy statement, the accompanying proxy card or voting instruction form and our 2023 Annual Report to Stockholders are available at: http://materials.proxyvote.com/83422E.

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, except for exhibits thereto, without charge upon written request to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

In this proxy statement, the terms “we,” “us,” “our,” and “the Company” refer to Solid Biosciences Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROPOSALS

The following are some questions that you, as a holder of common stock of the Company, may have regarding the Annual Meeting and the proposals and brief answers to such questions. We urge you to carefully read this entire proxy statement and the documents referred to in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the proposals.

When and where will the Annual Meeting take place?

The Annual Meeting will be held on Tuesday, June 11, 2024 at 8:00 a.m., Eastern Time. The Annual Meeting will be held via the Internet at a webcast at http://www.virtualshareholdermeeting.com/SLDB2024. As always, we encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend virtually via the webcast.

What proposals are the stockholders being asked to consider?

At the Annual Meeting, you will be asked to vote upon:

1.

The election of four Class III Directors, Martin Freed, Ilan Ganot, Georgia Keresty and Ian Smith (the “Director Nominees”), to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until the election and qualification of his or her successor (“Proposal No. 1”);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 2”);

3.

The approval of an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of our common stock from 60,000,000 to 120,000,000 (“Proposal No. 3”);

4.

The approval of an amendment to our Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of our common stock available for issuance thereunder by 2,000,000 shares (“Proposal No. 4”);

5.	The approval of an advisory vote on executive compensation (“Proposal No. 5”);

6.	The holding of an advisory vote on the frequency of future executive compensation advisory votes (“Proposal No. 6”); and

7.	The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What are the recommendations of the Board?

The Board unanimously recommends that the stockholders vote:

“FOR” the election of each of the Director Nominees;

“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

“FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 60,000,000 to 120,000,000;

“FOR” the approval of an amendment to the 2020 Plan to increase the number of shares of our common stock available for issuance thereunder by 2,000,000 shares;

“FOR” the approval of the advisory vote on executive compensation; and

“FOR” the approval, on an advisory basis, of holding future executive compensation advisory votes every ONE YEAR.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any matters that may come before the Annual Meeting other than Proposals No. 1, 2, 3, 4, 5 and 6. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their best judgment on the matter.

What is the Record Date for the Annual Meeting?

Holders of our common stock as of the close of business on April 15, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

Who can vote at the Annual Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Annual Meeting. There were 37,860,747 shares of our common stock outstanding on the Record Date. All shares of common stock have one vote per share and vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint Alexander Cumbo, Kevin Tan and David Tyronne Howton as your proxies at the Annual Meeting. By completing and returning or submitting the proxy card as described herein or in the Notice, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend completing and returning or submitting your proxy card before the Annual Meeting date in the event your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee, rather than holding their shares in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

•

Stockholders of Record. If your shares are held in your own name, you are a stockholder of record. If you are a stockholder of record and do not vote over the Internet, by phone or by mailing your proxy card, your shares will not be voted unless you attend the Annual Meeting and vote your shares electronically at the Annual Meeting. If you are a stockholder of record and you submit a proxy card without giving specific voting instructions on one or more matters listed in the Notice, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

•

Beneficial Owners of Shares Held in Street Name. If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not vote over the Internet, by phone or by mailing your proxy card, under the rules of various securities exchanges, the bank, broker or other nominee that holds your shares may generally vote your shares on “discretionary” matters in the absence of voting instructions from you, but they cannot vote your shares on “non-discretionary” matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposals on which banks, brokers and other nominees will have discretionary voting authority are the ratification of the appointment of

PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) and the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 60,000,000 to 120,000,000 (Proposal No. 3). The election of our Director Nominees (Proposal No. 1), the approval of an amendment to the 2020 Plan to increase the number of shares of our common stock available for issuance thereunder by 2,000,000 shares (Proposal No. 4), the advisory vote on executive compensation (Proposal No. 5), and the advisory vote on the frequency of future executive compensation advisory votes (Proposal No. 6) are considered “non-discretionary” matters.

A “broker non-vote” results on a matter when your bank, broker or other nominee returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you.

How do I virtually attend the Annual Meeting?

We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting http://www.virtualshareholdermeeting.com/SLDB2024. The live audio webcast will start at 8:00 a.m. Eastern time on Tuesday, June 11, 2024. Online access to the audio webcast will open 10 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Annual Meeting, you will need to log-in at http://www.virtualshareholdermeeting.com/SLDB2024 using the 16-digit control number included on your proxy card, voting instruction form or notice of availability of proxy materials. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

Beginning 10 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at the numbers listed on the web portal at the time of the meeting.

How do I submit a question at the Annual Meeting?

You will be able to submit your questions prior to and during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/SLDB2024. Our Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be posted at http://www.virtualshareholdermeeting.com/SLDB2024 during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. To promote fairness, efficiently use the Company’s resources and better address all stockholder questions, we will limit each stockholder to one question, which should be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

May I see a list of stockholders entitled to vote as of the Record Date?

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before June 11, 2024. If you wish to view this list, please contact our secretary at Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129 or (617) 337-4680.

How do I vote?

Stockholders have four voting options. You may vote using any of the following methods:

1.	Internet. To vote by the Internet, please go to the following website: www.proxyvote.com and follow the instructions at that site for submitting your proxy electronically.

2.	Telephone. To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card.

3.

Mail. If you requested or received a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.

4.

Online during the Annual Meeting. You may vote your shares online while virtually attending the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/SLDB2024. You will need your 16-digit control number included on your proxy card in order to be able to vote during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting online your shares will be voted as directed by you.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m., Eastern Time, on June 10, 2024, and mailed proxy cards must be received by June 10, 2024 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

What is the quorum required for the Annual Meeting?

The representation online or by proxy of holders of at least a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented online at the meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present at the Annual Meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Assuming that a quorum is present, what vote is required to approve the proposals to be voted upon at the Annual Meeting and how are votes counted?

1.

Proposal No. 1. The election of each Director Nominee requires the affirmative vote of a plurality of votes cast “FOR” the applicable seat on the Board of Directors. The four Director Nominees to receive the highest number of votes FOR election will be elected as Class III directors. Proposal No. 1 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 1, your bank, broker or other nominee may not vote with respect to Proposal No. 1 and your shares will be counted as “broker non-votes.” Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.

2.

Proposal No. 2. The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. If your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 2. If you vote to ABSTAIN on Proposal No. 2, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.

3.

Proposal No. 3. The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 60,000,000 to 120,000,000 requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon at the Annual Meeting. If your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 3. If you vote to ABSTAIN on Proposal No. 3, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.

4.

Proposal No. 4. The approval of an amendment to the 2020 Plan to increase the shares thereunder requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. Proposal No. 4 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 4, your bank, broker or other nominee may not vote with respect to Proposal No. 4 and your shares will be counted as “broker non-votes.” Broker non-votes will have the same effect as a vote AGAINST this proposal. If you vote to ABSTAIN on Proposal No. 4, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.

5.

Proposal No. 5. The approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. Proposal No. 5 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 5, your bank, broker or other nominee may not vote with respect to Proposal No. 5 and your shares will be counted as “broker non-votes.” Broker non-votes will have the same effect as a vote AGAINST this proposal. If you vote to ABSTAIN on Proposal No. 5, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal. As described in more detail in Proposal No. 5, because Proposal No. 5 is non-binding, our Board of Directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

6.

Proposal No. 6. The affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting is required for approval of one of the three executive compensation advisory vote frequency options (one year, two years or three years). Proposal No. 6 is considered a non-discretionary matter. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 6, your bank, broker or other nominee may not vote with respect to Proposal No. 6 and your shares will be counted as “broker non-votes.” If you vote to ABSTAIN on Proposal No. 6, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal. With respect to Proposal No. 6, if none of the three frequency options receives the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting, we will consider the frequency option (one year, two years or three years) receiving the highest number of affirmative votes of shares present online or represented by proxy at the Annual Meeting to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal No. 6, because this proposal is non-binding, our Board of Directors may decide that it is in our and our stockholders’ best interests to hold future executive compensation advisory votes more or less frequently than the option approved by our stockholders.

What does it mean if I received more than one proxy card or Notice?

If your shares are registered differently or in more than one account, you will receive more than one proxy card or Notice. To make certain all of your shares are voted, please follow the instructions included on the Notice on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

What happens if I don’t indicate how to vote my proxy?

If you just sign or submit your proxy card without providing further instructions, your shares will be counted as a vote “FOR” the election of each of the Director Nominees, as a vote “FOR” each of Proposals No. 2, 3, 4 and 5, and as a vote for “ONE YEAR” for the frequency of the advisory vote on executive compensation (Proposal No. 6).

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to our secretary at 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129 stating that you would like to revoke your proxy of a particular date;

•	voting again at a later time, but prior to the date of the Annual Meeting, via the Internet or telephone;

•	signing or submitting another proxy card with a later date and returning it prior to the Annual Meeting; or

•

attending the Annual Meeting online and voting during the Annual Meeting. Attending the Annual Meeting online will not alone revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be.

Please note, however, that if your shares are held in street name by a bank, broker or other nominee, you must instruct your bank, broker or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the bank, broker or other nominee. If your shares are held in street name, and you wish to attend and vote at the Annual Meeting, you will need your 16-digit control number included on your proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/SLDB2024. Simply attending the Annual Meeting will not alone constitute a revocation of your proxy.

Who will bear the costs of the proxy solicitation?

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means.

When will the voting results be announced?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF CLASS III DIRECTORS

Our Board is divided into three classes, with one class of our directors standing for election each year. Directors in each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term until the election and qualification of their successors and subject to their earlier death, resignation or removal. In accordance with our Certificate of Incorporation and bylaws, our directors may fill existing vacancies on the Board by appointment. The members of the classes are divided as follows:

•	the Class I Directors are Alexander Cumbo, Sukumar Nagendran and Rajeev Shah and their term expires at the annual meeting of stockholders to be held in 2025;

•	the Class II Directors are Clare Kahn, Adam Koppel, Adam Stone and Lynne Sullivan and their term expires at the annual meeting of stockholders to be held in 2026; and

•	the Class III Directors are Martin Freed, Ilan Ganot, Georgia Keresty and Ian Smith and their term will expire at the Annual Meeting.

Our Certificate of Incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation and bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Our Board, on the recommendation of our nominating and corporate governance committee, has nominated Martin Freed, Ilan Ganot, Georgia Keresty and Ian Smith for election as Class III Directors at the Annual Meeting. Mr. Freed, Mr. Ganot, Ms. Keresty and Mr. Smith are standing for re-election by the stockholders at this Annual Meeting. Each director that is elected at the Annual Meeting will be elected to serve for a three-year term that will expire at our annual meeting of stockholders to be held in 2027.

If no contrary indication is made, proxies in the accompanying form will be voted “FOR” Martin Freed, Ilan Ganot, Georgia Keresty and Ian Smith or, in the event that any of these candidates is not a candidate or is unable to serve as a director at the time of election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

We have no formal policy regarding board diversity, but our corporate governance guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our Board considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and adherence to high ethical standards. Certain individual skills and qualifications of our directors, which we believe contribute to the effectiveness of the Board as a whole, are described in the paragraphs below.

Information Regarding Directors

The information set forth below as to the directors and Director Nominees, which includes their name and age as of April 1, 2024, has been furnished to us by the directors and Director Nominees.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Nominees for Election to the Board

Term Expiring at the 2027 Annual Meeting of Stockholders, if elected at the Annual Meeting (Class III)

Name	Age	Position Held
Martin Freed	63	Director
Ilan Ganot	50	Co-Founder and Director
Georgia Keresty	62	Director
Ian Smith	58	Executive Chairman of the Board of Directors

Martin Freed, M.D., F.A.C.P. has served as a member of our Board of Directors since June 2018. Dr. Freed has served as an independent consultant to several private pharmaceutical, biotechnology, and healthcare companies, specializing in clinical and general pharmaceutical development and clinical and regulatory strategy since February 2015. He co-founded and served as Chief Medical Officer of Civitas Therapeutics, Inc., a biopharmaceutical company acquired by Acorda Therapeutics, Inc., from December 2010 to October 2014, and as Senior Vice President, Clinical Development of Acorda Therapeutics, Inc. from October 2014 to January 2015. He has also served as Chief Medical Officer at Adnexus Therapeutics, Inc. (acquired by Bristol-Myers Squibb) and Vitae Pharmaceuticals, Inc. Dr. Freed spent nearly 14 years at GlaxoSmithKline and its predecessor, SmithKline Beecham Pharmaceuticals or SmithKline Beecham, where he served numerous roles including vice president, clinical development and medical affairs in the metabolism therapeutic area. Dr. Freed currently serves on the Board of Directors for Avilar Therapeutics, Inc. He previously served on the Board of Directors for Sojournix, Inc., Dicerna Pharmaceuticals and Intekrin Therapeutics. Dr. Freed has been Board Certified in Internal Medicine, Nephrology and Clinical Pharmacology. He performed his internal medicine residency at Temple University Hospital and nephrology fellowship at Yale-New Haven Hospital. A Fellow of the American College of Physicians, Dr. Freed received a B.S. with distinction in biology from the University of Delaware and an M.D. from Pennsylvania State University’s College of Medicine. Dr. Freed is qualified to serve on our Board of Directors because of his extensive leadership experience, his public company board experience and his experience working in the healthcare sector.

Ilan Ganot is one of our founders and has served as a member of our Board of Directors since our inception in 2013. He also served as our Chief Executive Officer from 2013 to December 2022 and as our President from June 2018 to December 2022. From December 2022 to December 2023, Mr. Ganot assisted with the transition of his duties to Mr. Cumbo and provided other consulting and advisory services, as requested from time to time by us. Mr. Ganot is currently the Chief Executive Officer and a member of the Board of Alesta Therapeutics, a biotechnology company focused on the development of innovative therapies targeting a subtype of Charcot Marie Tooth, a disease of the peripheral nervous system. Mr. Ganot is also a member of the Board of Directors of Minovia Therapeutics, a biotechnology company. Previously, Mr. Ganot served as an investment banker at JPMorgan Chase & Co., a leading global financial services firm, from September 2011 to September 2013. From October 2008 to August 2011, Mr. Ganot served as a banker at Nomura Securities Co., Ltd., a securities and investment banking company, and from September 2003 to September 2008, at Lehman Brothers, a global financial services firm. Mr. Ganot received his M.B.A. from London Business School and holds law and business degrees from the Interdisciplinary Center in Herzliya, Israel. Mr. Ganot also practiced corporate law in Israel and was a Captain in the Israeli Defense Forces. He is qualified to serve on our Board of Directors because of his personal dedication to improving treatments available for Duchenne patients, his extensive leadership experience and his extensive knowledge of our company based on his previous role as our Chief Executive Officer.

Georgia Keresty, Ph.D., M.PH. has served as a member of our Board of Directors since March 2021. Since March 2023, Dr. Keresty has been serving as the Chief Operating Officer at a stealth mode biotechnology start-up company. Prior to this role, Dr. Keresty served as a senior advisor to Takeda R&D in 2021 and was their R&D Chief Operating Officer from 2017 to 2020. From 2003 to 2017 and from 1997 to 1999, she was an executive at Johnson & Johnson. From 1999 to 2003 and from 1983 to 1997, she held roles at Bristol-Myers Squibb Company and Novartis Pharmaceuticals Corporation (“Novartis”), respectively. Dr. Keresty holds BSc degrees in Chemical Engineering and Computer Science from Clarkson University and Ramapo College of New Jersey, an M.S. degree in Information Systems from Pace University, an MBA in Operations Management from Rutgers University, a Ph.D. in Operations Management from Rutgers University, and an MPH in Global Health Leadership from the University of Southern California. Dr. Keresty currently serves on the Board of Directors of Intellia Therapeutics, Inc. Dr. Keresty previously served on the Board of Directors of Aspen Technology, Inc. and Commissioning Agents, Inc. Dr. Keresty is also an NACD Board Leadership Fellow and Directorship Certified® since September 2020 and earned an NACD CERT Certificate in Cyber-Risk Oversight in January 2024. Dr. Keresty is qualified to serve on our Board of Directors because of her extensive leadership and governance experience, and her experience working in the healthcare sector.

Ian F. Smith is Executive Chairman of our Board and has served as a member of our Board of Directors since April 2020 and served as a consultant to us from February 2020 to December 2021. Mr. Smith also served as director and Executive Chair of the Board of Directors of ViaCyte, Inc., a private biotechnology company, from July 2019 to September 2022. He is also the chairman of the Board of Directors of Rivus Pharmaceuticals, Inc. and iVexSol, Inc, and a member of the Board of Directors of Stoke Therapeutics, Inc., Foghorn Therapeutics Inc., and Alkeus Pharmaceuticals, Inc., which are all biotechnology companies. He is also a Senior Advisor to Bain Capital Life Sciences. Between 2001 and 2019, Mr. Smith served as Chief Financial Officer and then Chief Operating Officer at Vertex Pharmaceuticals Incorporated (“Vertex”), a public biotechnology company. He received a B.A. with honors in accounting and finance from Manchester Metropolitan University (UK). Mr. Smith is qualified to serve on our Board of Directors because of his more than 25 years of finance and broad operating experience for public companies in the biopharmaceutical industry.

Members of the Board Continuing in Office

Term Expiring at the

2025 Annual Meeting of Stockholders (Class I)

Name	Age	Position(s) Held
Alexander Cumbo	53	President, Chief Executive Officer and Director
Sukumar Nagendran	58	Director
Rajeev Shah	46	Director

Alexander Cumbo has served as our President and Chief Executive Officer and as a director since December 2022. Prior to that, Mr. Cumbo served as the President and Chief Executive Officer and as a director of AavantiBio, Inc. (“AavantiBio”), a gene therapy company, from October 2020 to December 2022, when we acquired AavantiBio. From January 2013 to October 2020, Mr. Cumbo held positions of increasing responsibility at Sarepta Therapeutics, Inc. (“Sarepta”), a precision genetic medicine company, ultimately serving as Executive Vice President, Chief Commercial Officer. From 2011 to 2013, Mr. Cumbo served as Vice President of Sales and Treatment Education for Vertex, launching Incivek, a treatment for hepatitis C, and from 2010 to 2011, he served as Area director for Vertex. Prior to Vertex, Mr. Cumbo served in multiple commercial roles supporting the HIV, HBV and cardiovascular franchises at Gilead Sciences, Inc., a biopharmaceutical company. Mr. Cumbo has served on the Board of Directors of Verve Therapeutics, Inc. since June 2022. Mr. Cumbo previously served on the Board of Directors of RA Pharmaceuticals, Inc., a clinical stage biopharmaceutical company acquired by UCB, Brussels, from November 2018 to April 2020. Mr. Cumbo received a Bachelor of Science in Laboratory Technology from Auburn University. Mr. Cumbo is qualified to serve on our Board of Directors based on his extensive and broad range of experience in the biopharmaceutical industry and his deep knowledge of our company as our Chief Executive Officer.

Sukumar Nagendran, M.D. has served as a member of our Board of Directors since September 2018. Since December 2022, Dr. Nagendran has served as President, Head of Research and Development at Taysha Gene Therapies, Inc., a gene therapy company, and he has served as a member of their Board of Directors since July 2020. Prior to that, he was the Chief Medical Officer and President of Research and Development at Jaguar Gene

Therapy, a biotechnology company (“Jaguar”), from February 2020 to December 2022. Prior to Jaguar, Dr. Nagendran was Chief Medical Officer and Senior Vice President of AveXis Inc., a clinical-stage gene therapy company (“AveXis”), from September 2015 to July 2018, prior to the company’s acquisition by Novartis. Prior to AveXis, Dr. Nagendran was Vice President of Medical Affairs of Quest Diagnostics, a provider of diagnostic information services, from March 2013 to September 2015. Prior to Quest Diagnostics, Dr. Nagendran held key leadership positions at Pfizer Inc. (“Pfizer”), Novartis, Daiichi Sankyo, and Reata Pharmaceuticals. Prior to moving to the biotech industry, Dr. Nagendran practiced internal medicine, with a focus on diabetes and cardiovascular disease. He is a Mayo Alumni Laureate and founding member of the Robert Wood Johnson Legacy Society. He is also the sponsor for the Fonseca-Nagendran Scholar award at the American Diabetes Association to enhance research in minority populations. Dr. Nagendran currently serves on the Board of Directors of SalioGen Therapeutics. Dr. Nagendran received his undergraduate degree in Biochemistry from Rutgers University and his M.D. from Rutgers Medical School and trained in Internal Medicine at Mayo Clinic, Rochester. Dr. Nagendran is qualified to serve on our Board of Directors because of his extensive leadership experience and his experience working in the healthcare sector.

Rajeev Shah has served as a member of our Board of Directors since March 2017. Mr. Shah has been a Managing Partner at RA Capital Management, L.P. (“RA Capital Management”) since 2004. RA Capital Management is a multi-stage investment manager dedicated to evidence-based investing in public and private healthcare and life science companies that are developing drugs, medical devices, diagnostics and research tools. Mr. Shah currently serves on the Board of Directors of Abcuro, Inc., a private biotechnology company. Mr. Shah was previously a member of the Board of Directors of Black Diamond Therapeutics, Inc., Satsuma Pharmaceuticals, Inc., Kala Pharmaceuticals, Inc., Eidos Therapeutics, Inc., KalVista Pharmaceuticals, Inc. and Ra Pharmaceuticals, Inc., all public pharmaceutical companies. Mr. Shah received a B.A. in Chemistry from Cornell University. Mr. Shah is qualified to serve on our Board of Directors because of his leadership and financial experience at RA Capital Management, his experience in the biopharmaceutical industry and his experience with life science investments.

Term Expiring at the

2026 Annual Meeting of Stockholders (Class II)

Name	Age	Position Held
Clare Kahn	72	Director
Adam Koppel	54	Director
Adam Stone	44	Director
Lynne Sullivan	58	Director

Clare Kahn, Ph.D. has served as a member of our Board of Directors since March 2021 and has served as a consultant to us since June 2022. Dr. Kahn has served as R&D Strategy Officer at X-VAX Technology Inc. (“X-VAX”), a biotechnology company developing vaccines against pathogens acquired by mucosal infection such as herpes, since September 2019. She served as Chief Regulatory and Preclinical Development Officer at X-VAX from September 2018 to September 2019. Dr. Kahn has also been the president of Clare Kahn Pharma Consulting LLC, through which she provides consulting services on regulatory strategy since July 2016. Dr. Kahn was previously Vice President, Worldwide Regulatory Strategy, Global Innovative Pharma at Pfizer from January 2014 to June 2016 and Vice President, Worldwide Regulatory Strategy, Specialty Care Business at Pfizer from June 2010 to December 2013. Prior to Pfizer, she was Vice President of Regulatory Affairs for a variety of therapeutic areas including cardiovascular, metabolic, urology, oncology and vaccines at GlaxoSmithKline from 1999 to 2010. Dr. Kahn has a Ph.D. in Biochemical Pharmacology from The Royal Postgraduate Medical School, London and served as Assistant Professor of Pharmacology and of Pathology and Laboratory Medicine at The University of Pennsylvania from 1981 to 1985. Dr. Kahn is qualified to serve on our Board of Directors because of her extensive leadership experience and her experience working in the healthcare sector.

Adam Koppel, M.D., Ph.D. has served as a member of our Board of Directors since December 2022 and, prior to that, served as a member of our Board of Directors from October 2017 to June 2022. Dr. Koppel has served as

Partner of Bain Capital Life Sciences, a private equity fund that invests in pharmaceutical, biotechnology, medical device, diagnostic, and life science tool companies across the globe, since June 2016. He initially joined Bain Capital Public Equity in 2003 where he was a leader within the healthcare sector until mid-2014. During the period from mid-2014 to mid-2016, Dr. Koppel worked at Biogen Inc., a biotechnology company, where he served as EVP of Corporate Development and Chief Strategy Officer. Prior to joining Bain Capital in 2003, Dr. Koppel was an Associate Principal at McKinsey & Co., a management consulting firm, where he served a variety of healthcare companies. Dr. Koppel currently serves on the Board of Directors of Areteia Therapeutics, Cardurion Pharmaceuticals, Inc., Cerevel Therapeutics Holdings, Inc., and Foghorn Therapeutics Inc. Previously, Dr. Koppel served on the Board of Directors of Dicerna Pharmaceuticals, Inc., Trevena Inc., PTC Therapeutics, Inc, Aptinyx Inc., BCLS Acquisition Corp. and ViaCyte, Inc. Dr. Koppel received an M.D. and Ph.D. in Neuroscience from the University of Pennsylvania School of Medicine. He also received an M.B.A. from The Wharton School at the University of Pennsylvania, where he was a Palmer Scholar. He graduated magna cum laude from Harvard University with an A.B. and A.M. in History and Science. Dr. Koppel is qualified to serve on our Board of Directors because of his extensive leadership experience, his public company board experience and his experience working in the healthcare sector.

Adam Stone has served as a member of our Board of Directors since November 2015. Mr. Stone is currently the Chief Investment Officer of Perceptive Advisors, a life sciences focused investing firm, where he has worked since 2006. Since July 2021 and February 2021, respectively, Mr. Stone has served as a director and Chief Executive Officer of ARYA Sciences Acquisition Corp V and ARYA Sciences Acquisition Corp IV. Mr. Stone is currently a member of the Board of Directors of Immatics N.V., a public biopharmaceutical company, and LianBio and Xontogency LLC, both private companies, and he previously served as a member of the Board of Directors of Renovia Inc. and Prometheus Biosciences, Inc. Mr. Stone received a B.A. in molecular biology from Princeton University. Mr. Stone is qualified to serve on our Board of Directors because of his extensive experience developing early-stage biotech and healthcare companies.

Lynne Sullivan has served as a member of our Board of Directors since November 2015. Ms. Sullivan has served as the Chief Financial Officer for UNITY Biotechnology, Inc., a biotechnology company, since August 2020. Prior to that, Ms. Sullivan served as the Chief Financial Officer for Compass Therapeutics, LLC (“Compass”), a biotechnology company, from December 2018 to August 2019. Prior to Compass, Ms. Sullivan served as Biogen Inc.’s senior vice president of Finance from 2016 to December 2018, where she also served as vice president of Tax and Corporate Finance from February 2015 to March 2016 and vice president of Tax from April 2008 to February 2015. Ms. Sullivan is currently a member of the Board of Directors of Inozyme Pharma, Inc., a public biopharmaceutical company. She previously served as a member of the Board of Directors of BiomX Inc. She received an M.S. in Taxation from Bentley University and a B.S.B.A. from Suffolk University. Ms. Sullivan was a Certified Public Accountant for over 20 years. Ms. Sullivan is qualified to serve on our Board of Directors because of her extensive experience in public accounting and financial expertise and her experience working in the healthcare sector.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a code of business conduct and ethics (the “Code of Conduct”), which applies to all of our officers, directors and employees, and corporate governance guidelines and charters for our audit committee, our compensation committee, our nominating and corporate governance committee and our clinical committee. We have posted copies of our Code of Conduct and corporate governance guidelines, as well as each of our committee charters, on the “Governance & Financials” section of the “Investors & Media” page of our website, www.solidbio.com, which you can access free of charge. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Investor Relations.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of our Board’s business, provide that:

•	our Board’s principal responsibility is to oversee the management of the Company;

•	except as may be otherwise permitted by Nasdaq listing standards, a majority of the members of our Board shall be independent directors;

•	the independent directors meet at least twice annually in executive session;

•	directors have full and free access to officers and employees of the Company;

•	our Board has the power to hire and consult with independent advisors;

•	new directors participate in an orientation program and directors may be expected to participate in continuing director education; and

•	our nominating and corporate governance committee will oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines can be found on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com.

Director Independence

Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has determined that all members of the Board of Directors, except Alexander Cumbo, Ilan Ganot and Ian Smith, are independent directors, as defined under applicable Nasdaq rules. In April 2023, our Board of Directors also previously determined that Robert Huffines, a former director who resigned from our board of directors, effective June 6, 2023, was an independent director, as defined under applicable Nasdaq rules. In making such determinations, our Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his or her independence, including the beneficial ownership of our common stock by each director. Mr. Cumbo is not an independent director under applicable rules because he is our President and Chief Executive Officer. Mr. Ganot is not an independent director under applicable rules because he was our President and Chief Executive Officer until December 2, 2022. Mr. Smith is not an independent director under applicable rules because of his former consulting relationship with our Company.

Our Board of Directors has determined that the composition of our committees currently complies with all applicable independence requirements of Nasdaq and the rules and regulations of the SEC.

Board Leadership Structure

It is the current policy of the Company that the positions of chief executive officer and chairman of the Board are held by different persons. Accordingly, our Board of Directors has appointed Mr. Smith as the chairman of the Board of Directors. Mr. Smith’s duties as chairman of the Board include the following:

•	meeting with any director who is not adequately performing his or her duties as a member of our Board of Directors or any committee;

•	facilitating communications between other members of our Board of Directors and the chief executive officer;

•	together with the lead independent director, preparing or approving the agenda for each board meeting; and

•	determining the frequency and length of board meetings and recommending when special meetings of our Board of Directors should be held.

Our Board of Directors believes that having a leadership structure with separate roles of chairman and chief executive officer offers the following benefits:

•	supporting the oversight of the Company and enhancing our Board’s objective evaluation of our chief executive officer;

•	freeing the chief executive officer to focus on company operations instead of Board administration;

•	providing the chief executive officer with an experienced sounding board; and

•	providing greater opportunities for communication between stockholders and our Board of Directors.

Although the roles of chairman and chief executive officer are currently separate, our Board of Directors believes it is appropriate for our chief executive officer to serve as a member of our Board of Directors. Because our chairman is not an independent director, our Board has designated Mr. Stone as our lead independent director. Mr. Stone’s duties as lead independent director include the following:

•	with the chairman, establishing the agenda for regular board meetings and serving as chairman of the Board in the absence of the chairman;

•	establishing the agenda for and presiding over meetings of the independent directors;

•	coordinating with the committee chairs regarding meeting agendas and informational requirements;

•	presiding over any portions of meetings of the Board at which the independence of the directors or performance of the non-independent chairman or independent directors is presented or discussed; and

•	serving as a liaison between the chief executive officers and non-independent chairman, on the one hand, and the independent directors, on the other.

The Board’s Role in Risk Oversight

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. Our Board of Directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls, legal and compliance risks and cybersecurity risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; our nominating and corporate governance committee oversees risk management activities relating to the composition of our Board of Directors and the committees thereof, corporate governance and management succession planning; and our clinical committee assists the Board’s oversight of clinical and regulatory-related activities. Oversight by the audit committee includes direct communication with our independent registered public accounting firm. Oversight by the compensation committee includes direct communication with our independent compensation consultants. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks.

Board Meetings

Our Board met seven times during fiscal year 2023, including telephonic and virtual meetings. During the year, each of our incumbent directors attended 75% or more of the combined total number of meetings of the Board and the committees on which he or she served.

Committees of the Board

We have four standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee and the clinical committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com.

Audit Committee

The members of our audit committee are Ms. Sullivan, Dr. Keresty and Mr. Stone, with Ms. Sullivan serving as chair of the audit committee. Our Board of Directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act, and the applicable listing standards of Nasdaq. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board has examined each audit committee member’s employment and other experience. Our Board of Directors has determined that Ms. Sullivan qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our Board has considered Ms. Sullivan’s formal education and previous and current experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee. Our audit committee met four times during fiscal year 2023.

Our audit committee’s responsibilities include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Conduct;

•	overseeing our risk assessment and risk management policies;

•	overseeing cybersecurity risks;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	reviewing on a periodic basis our investment policy; and

•	preparing the audit committee report required by SEC rules.

We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

Compensation Committee

The members of our compensation committee are Mr. Shah, Dr. Freed and Dr. Nagendran, with Mr. Shah serving as chair of the compensation committee. Our Board of Directors has determined that each of these individuals is independent as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee. Our compensation committee met three times during fiscal year 2023.

Our compensation committee’s responsibilities include, among other things:

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and

•	preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

The compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our equity incentive plans to employees who are not directors or executive officers, subject to certain limitations. The compensation committee may also form and delegate its responsibilities to one or more subcommittees of the Board.

Our executive compensation program is administered by our compensation committee, subject to the oversight and approval of our full Board. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves or, as appropriate, makes recommendations to our Board for approval of our executive compensation program. Our chief executive officer recommends annual executive salary increases, annual equity awards and bonuses, if any, for the other executive officers, which are then reviewed and approved or adjusted by the compensation committee.

In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. In 2023, our compensation committee retained Radford, an AON Hewitt company, as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The compensation committee also retained Radford for recommendations and review of non-employee director compensation in 2023. Although our compensation committee considers the advice and recommendations of Radford as to our executive compensation program, our compensation committee ultimately makes their own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

Our director compensation program is administered by our Board with the assistance of the compensation committee. Our Board reviews our director compensation practices on an annual basis and may make adjustments to our director compensation program from time to time.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Mr. Stone, Dr. Kahn and Ms. Sullivan, with Mr. Stone serving as chair of the nominating and corporate governance committee. Our Board of Directors has determined that each of these individuals is independent as defined under the applicable listing standards of Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee met one time during fiscal year 2023.

Our nominating and corporate governance committee’s responsibilities include, among other things:

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each of our Board’s committees;

•	reviewing and making recommendations to our Board of Directors with respect to our board leadership structure;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board of Directors corporate governance guidelines; and

•	overseeing an annual evaluation of our Board of Directors.

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

Clinical Committee

The members of our clinical committee are Dr. Freed, Dr. Kahn and Dr. Nagendran, with Dr. Freed serving as the chair of the clinical committee. Our clinical committee met three times during fiscal year 2023.

Our clinical committee’s responsibilities include, among other things:

•

providing strategic and/or operational clinical development and regulatory advice and making recommendations to management of the Company, as applicable, regarding current and planned research and development programs;

•	providing strategic and/or operation clinical and regulatory advice and guidance to management of the Company, as applicable, regarding advancement of clinical studies or programs; and

•	advising the Board, as requested, regarding potential clinical and/or regulatory issues related to potential licensing and acquisition opportunities.

Code of Conduct

We have adopted a Code of Conduct that applies to our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com. Our Board of Directors and the audit committee of our Board of Directors are responsible for overseeing the Code of Conduct. We intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers of, any provision of the Code of Conduct.

Anti-Hedging and Anti-Pledging Policies

We have adopted an Insider Trading Policy that, among other things, expressly prohibits all of our employees, including our named executive officers, and our directors, as well as certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that are designed to hedge or offset any decrease in the market value of our securities. In addition, our Insider Trading Policy prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, with an exception in extraordinary situations for pledges of our securities as collateral for a loan (other than a margin loan) only after certain prerequisites are met and only with the preapproval of our chief financial officer or chief legal officer and, in the case of directors and executive officers, the audit committee.

Clawback Policy

Effective October 2, 2023, we adopted a compensation recovery policy, or a “clawback policy”, relating to our right to recover compensation previously paid to specified executive officers in certain circumstances, including the recovery of erroneously awarded incentive-based compensation (as defined in the policy) in accordance with Nasdaq Listing Rule 5608, which implements Rule 10D-1 under the Exchange Act. The policy is administered by the compensation committee.

The policy provides that, in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will attempt to recover, reasonably promptly from each covered executive, any erroneously awarded incentive-based compensation received by our covered executives during the recovery period under the policy.

For purposes of this policy, covered executives refers to any executive officer (as defined in Rule 16a-1(f) under the Exchange Act) who served at any time during the performance period for the applicable incentive-based compensation. Incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of (i) any measures that are determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures, (ii) stock price and (iii) total stockholder return. Erroneously awarded incentive-based compensation means the amount of incentive-based compensation that was received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid by the covered executives (or by us on their behalf). If the incentive-based compensation is based on our stock price or total stockholder return and the amount of the erroneously awarded incentive-based compensation is not subject to recalculation directly from the information in an accounting restatement, the amount to be recovered shall be based on a reasonable estimate by the compensation committee of the effect of the accounting restatement on the stock price or total stockholder return upon which the incentive-based compensation was received. The policy does not apply to compensation received prior to October 2, 2023 or to compensation that was received by a covered executive before beginning service as an executive officer.

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending the persons to be nominated for election as directors.

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee and our Board will consider, among other things, the following factors:

•	relevant expertise upon which to be able to offer advice and guidance to management;

•	having sufficient time to devote to the affairs of the Company;

•	demonstrated excellence in his or her field;

•	dedication to the Company’s mission;

•	having the ability to exercise sound business judgment;

•	having the commitment to represent the interests of the Company’s stockholders; and

•	diversity of background and perspective, including with respect to age, gender, race, sexual identity, place of residence and specialized experience.

The nominating and corporate governance committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the Board, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. The committee may consider such other facts, including, without limitation, diversity, as it may deem are in the best interests of the Company and its stockholders. The committee believes it is appropriate for our chief executive officer to serve as a member of our Board. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the nominating and corporate governance committee will identify a new nominee that meets the criteria above. The committee generally inquires of our Board and members of management for their recommendations. The committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of suggested candidates. Final candidates, if other than our current directors, would be interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our Board.

We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Under our bylaws, stockholders wishing to propose a candidate for director should write to our secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2025 annual meeting of stockholders, the recommendation should be received by our secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals”. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Board Diversity Matrix

Our Board of Directors has voluntarily provided the self-identified information below.

Board Diversity Matrix (As of April 26, 2024)
Total Number of Directors			11

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Director Attendance at Annual Meetings

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. Each then-serving member, other than Robert Huffines, who resigned from the Board effective June 6, 2023 and prior to the 2023 annual meeting of stockholders, attended our 2023 annual meeting of stockholders.

Communications with Our Board

Stockholders seeking to communicate with our Board should submit their written comments to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Secretary. Our secretary will forward such communications to each member of our Board; provided that, if in the opinion of our secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Non-Employee Director Compensation

Non-employee director compensation is set by our Board of Directors at the recommendation of our compensation committee. In 2023, the compensation committee retained Radford, an AON Hewitt company, to assist in assessing our non-employee director compensation program and provide recommendations with respect to the compensation program.

Under our current director compensation program, we pay our non-employee directors a cash retainer for their service on the Board of Directors and for their service on each committee of which the director is a member. The chairs of each committee receive higher retainers for such service. These fees are payable in arrears in equal semi-annual installments not later than the 15th business day following the end of the second and fourth calendar quarters, provided that the amount of such payment will be prorated for any portion of such semi-annual period that the director is not serving on the Board, on such committee or in such position. The fees paid to non-employee directors for their service on the Board of Directors and for their service on each committee of the Board of Directors of which the director is a member are as follows:

Committee	Member Annual Fee	Chairperson Incremental Annual Fee
Board of Directors	$40,000	$35,000
Audit Committee	7,500	7,500
Clinical Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000

We also reimburse our non-employee directors for reasonable out-of-pocket business expenses incurred in connection with the performance of their duties as directors, including travel expenses in connection with their attendance in person at our Board of Director and committee meetings.

In addition, under our current director compensation program, each new non-employee director elected to our Board of Directors will receive an option (the “Initial Option”) to purchase 19,300 shares of our common stock under the 2020 Plan. Each of these options vest in equal annual installments over a three-year period measured from the date of grant, subject to the director’s continued service as a director. Further, on the date of our annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months prior to such annual meeting will receive an option (the “Annual Option”) to purchase 9,650 shares of our common stock under our 2020 Plan. Each of these options vest in full on the earlier to occur of the one-year anniversary of the grant date and immediately prior to our first annual meeting of stockholders occurring after the grant date, subject to the director’s continued service as a director. All options granted to our non-employee directors under our director compensation program will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will become exercisable in full in the event of a change in control.

This program is intended to provide compensation for our non-employee directors in a manner that enables us to attract and retain outstanding director candidates and reflects the substantial time commitment necessary to oversee our affairs. We also seek to align the interests of our directors and our stockholders, and we have chosen to do so by compensating our non-employee directors with a mix of cash and equity-based compensation.

The table below shows the compensation paid to our non-employee directors during 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		Stock Awards ($)(1)(3)		All Other Compensation ($)		Total ($)
Ian Smith	75,000	403,644	(4)	350,002	(5)	—		828,647
Ilan Ganot	40,000	54,221	(6)	—		807,867	(7)	902,088
Clare Kahn, Ph.D.	51,500	54,221	(6)	—		—		105,721
Martin Freed, M.D., F.A.C.P.	60,000	54,221	(6)	—		—		114,221
Robert Huffines(8)	17,205	—		—		—		17,205
Georgia Keresty, Ph.D., M.PH.	47,500	54,221	(6)	—		—		101,721
Adam Koppel, M.D., Ph.D.	40,000	54,221	(6)	—		—		94,221
Sukumar Nagendran, M.D.	52,500	54,221	(6)	—		—		106,721
Rajeev Shah	50,000	54,221	(6)	—		—		104,221
Adam Stone	55,500	54,221	(6)	—		—		109,721
Lynne Sullivan	59,000	54,221	(6)	—		—		113,221

(1)

The amount in this column represents the aggregate grant date fair value of the award as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The assumptions used in calculating the grant date fair value of the award reported in this column are set forth in Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)

As of December 31, 2023, our non-employee directors held options to purchase shares of our common stock as follows: Mr. Smith: 154,394 shares; Mr. Ganot: 115,914 shares; Dr. Kahn: 28,032 shares; Dr. Freed: 31,030 shares; Mr. Huffines: 0 shares; Dr. Keresty: 25,366 shares; Dr. Koppel: 21,966 shares; Dr. Nagendran: 29,365 shares; Mr. Shah: 28,032 shares; Mr. Stone: 28,032 shares; and Ms. Sullivan: 28,032 shares.

(3)	As of December 31, 2023, our non-employee directors held restricted stock units (“RSUs”) with respect to shares of our common stock as follows: Mr. Smith: 15,570 RSUs and Mr. Ganot: 11,650 RSUs.
(4)

Consists of (i) an option to purchase 70,796 shares of our common stock granted on January 3, 2023 in respect of his services as Executive Chairman and (ii) an option to purchase 9,650 shares of our common stock granted on June 6, 2023 in accordance with our non-employee director compensation program.

(5)	Consists of 62,278 RSUs granted on January 3, 2023 in respect of his services as Executive Chairman.
(6)	Consists of an option to purchase 9,650 shares of our common stock granted on June 6, 2023 in accordance with our non-employee director compensation program.
(7)

Represents (i) $229,167 in consulting fees paid to Mr. Ganot in connection with his Ganot Consulting Agreement (as defined below) and (ii) $578,700 in severance payments (representing continued payment of his former base salary) made to Mr. Ganot pursuant to the Ganot Transition Agreement (as defined below). For further information about our Consulting Agreement and Transition Agreement, see “Transactions with Related Persons” below.

(8)	Resigned from our Board effective June 6, 2023.

In respect of his services as Executive Chairman of our Board, on January 3, 2024, we granted Mr. Smith an option to purchase 15,112 shares of our common stock and 13,021 RSUs.

Annie Ganot, who is the wife of Ilan Ganot and one of our co-founders, serves as our Vice President, Patient Advocacy. The compensation she receives in connection with such service is set forth below under “Transactions with Related Persons.”

During 2023, we did not provide any compensation to Mr. Cumbo, our President and Chief Executive Officer, for his service as a member of our Board. Mr. Cumbo’s compensation as an executive officer is set forth below under “Executive Compensation—2023 Summary Compensation Table.”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF SOLID BIOSCIENCES INC.

The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of our financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our independent registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board.

Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SOLID BIOSCIENCES INC.

Lynne Sullivan, Chairperson

Georgia Keresty, Ph.D.

Adam Stone

EXECUTIVE OFFICERS

Set forth below are the names, ages and positions of our current executive officers as of April 1, 2024.

Name	Age	Position(s) held
Alexander Cumbo	53	President, Chief Executive Officer and Director
Gabriel Brooks, M.D.	47	Chief Medical Officer
Jessie Hanrahan, Ph.D.	48	Chief Regulatory Officer
Paul Herzich	46	Chief Technology Officer
David Tyronne Howton	52	Chief Operating Officer, General Counsel and Secretary
Jennifer Marlowe, Ph.D.	47	Chief Scientific Officer
Kevin Tan	46	Chief Financial Officer and Treasurer

Executive Officers

The biography of Mr. Cumbo can be found above under “Members of the Board Continuing in Office.”

Gabriel Brooks, M.D. has served as our Chief Medical Officer since October 2023. Prior to that, Dr. Brooks served as Executive Director of Pfizer, a pharmaceutical company, from September 2020 to October 2023. Prior to joining Pfizer, Dr. Brooks served as Vice President of Research and Development for 4D Molecular Therapeutics, Inc., a biopharmaceutical company, from November 2018 to September 2020. Prior to joining 4D Molecular Therapeutics, Inc., Dr. Brooks served as Medical Director for GE HealthCare, a medical technology company (“GE Healthcare”). Prior to joining GE HealthCare, Dr. Brooks served as Associate Director of Clinical Research at Gilead Life Sciences, Inc., a biopharmaceutical company, from August 2015 to April 2017. Dr. Brooks received a Bachelor of Science in Biology from Carnegie Mellon University, a Doctor of Medicine from Cornell University, and a Master of Applied Sciences of Biostatistics and Epidemiology from the University of California, San Francisco. He completed his training in Internal Medicine at Johns Hopkins Hospital, Baltimore, and fellowships in general Cardiology and Advanced Imaging at the University of California, San Francisco.

Jessie Hanrahan, Ph.D. has served as our Chief Regulatory Officer since December 2022. Prior to that, Dr. Hanrahan served as Chief Regulatory Officer of AavantiBio from May 2021 to December 2022. Prior to joining AavantiBio, Dr. Hanrahan served as the Vice President of Regulatory Science at bluebird bio, Inc. (“bluebird”), a biotechnology company, from February 2020 to May 2021 and Senior Director of Regulatory Science at bluebird from August 2016 to February 2020. Prior to joining bluebird, Dr. Hanrahan worked at Sanofi Genzyme, a biotechnology company, as Senior Manager of Regulatory Affairs from October 2009 to July 2016 and as Principal Medical Writer from July 2007 to October 2009. Prior to joining Sanofi Genzyme, Dr. Hanrahan served as a Medical Writer at Boston Scientific, a biomedical engineering firm, from May 2006 to July 2007. Dr. Hanrahan holds a Ph.D., M.S. and M.Ph. in Molecular, Cellular and Developmental Biology from Yale University. Dr. Hanrahan received a Bachelor of Arts in Biology and History from Mount Holyoke College.

Paul Herzich, Ph.D. has served as our Chief Technology Officer since December 2022. Prior to that, Dr. Herzich served as Chief Technology Officer of AavantiBio from April 2021 to December 2022. Before joining AavantiBio, Mr. Herzich served as Vice President of CMC at BridgeBio Pharma, Inc. (“BridgeBio”), a biopharmaceutical company, from August 2020 to April 2021. Previously, Mr. Herzich served as Head of Manufacturing Operations at BridgeBio from July 2019 to July 2020. Before joining BridgeBio, Mr. Herzich served as Senior Director of Manufacturing at LogicBio Therapeutics, Inc., a genetic medicine company, from January 2018 to July 2019. Additionally, Mr. Herzich served as Senior Manager and Director of cGMP Gene Therapy Manufacturing at Pfizer from August 2016 to January 2018. From July 2015 to August 2016, Mr. Herzich served as the head of TD Manufacturing at CSL Seqirus, a pharmaceutical company, after its acquisition of Novartis Vaccines and Diagnostics, Inc., where Mr. Herzich served in various roles of increasing responsibility from December 2007 to July 2015. Mr. Herzich holds a Master of Business Administration from

North Carolina State University Poole College of Management and a Bachelor of Science in Biology from Rutgers University.

David Tyronne Howton has served as our Chief Operating Officer since September 2023 and as our General Counsel and Secretary since December 2022. Mr. Howton previously served as our Chief Administrative Officer from December 2022 to September 2023. Prior to that, Mr. Howton served as the Chief Operating Officer and General Counsel of AavantiBio from March 2021 to December 2022. From November 2012 to December 2020, Mr. Howton served as Executive Vice President, General Counsel and Corporate Secretary at Sarepta. Prior to joining Sarepta, Mr. Howton served as the Senior Vice President and Chief Legal Officer and Chief Compliance Officer at Vertex. Prior to Vertex, Mr. Howton served in multiple legal roles at Genentech, Inc., a biotechnology company. Mr. Howton has served on the board of Make-A-Wish® Massachusetts and Rhode Island since March 2021. Mr. Howton received a Bachelor of Arts in Political Science from Yale University and a Juris Doctor from Northwestern University School of Law.

Jennifer Marlowe, Ph.D. has served as our Chief Scientific Officer since July 2023, and previously served as our Chief Scientific Officer, Friedreich’s Ataxia and Cardiac Portfolio, from December 2022 to July 2023. Prior to that, Dr. Marlowe served as Chief Scientific Officer of AavantiBio from November 2021 to December 2022. Prior to joining AavantiBio, Dr. Marlowe was the Vice President, beta-Thalassemia Program Lead at bluebird from December 2020 to November 2021. Dr. Marlowe served as Vice President of Preclinical and Translational Development at bluebird from July 2019 to January 2021 and as Senior Director, Preclinical Development from August 2017 to July 2019. Prior to joining bluebird, Dr. Marlowe served as Director, Translational Safety Models, Discovery & Investigative Toxicology at Novartis Institutes for BioMedical Research (“Novartis Institutes”), a pharmaceutical corporation, from January 2017 to August 2017. At Novartis Institutes, she also served as Global Head of Strategic Planning and Communication, Investigative Toxicology from June 2013 to August 2017, as Nonclinical Safety Project Team Member, Preclinical Safety from January 2009 to August 2017, and as a Group and Laboratory Head in Investigative Toxicology from January 2007 to December 2016. Dr. Marlowe holds a Ph.D. in Molecular Toxicology, with an emphasis in cellular and molecular mechanisms of carcinogenesis, from the Department of Environmental Health Sciences at the University of Cincinnati. She earned a Bachelor of Science in Zoology from Miami University.

Kevin Tan has served as our Chief Financial Officer and Treasurer since January 2023. Prior to that, Mr. Tan served as the Chief Financial Officer at Selecta Biosciences, Inc. (“Selecta”), a biopharmaceutical company, from September 2021 to November 2022. Prior to joining Selecta, Mr. Tan served as Treasurer at Sarepta from July 2020 to September 2021. Prior to becoming Treasurer at Sarepta, he served as Assistant Treasurer from May 2018 to June 2020. Before joining Sarepta, Mr. Tan worked as a freelance consultant from February 2017 to April 2018, providing independent financial advice and advisory services to individuals and private companies. From June 2012 to November 2016, Mr. Tan served as Senior Portfolio Manager—Public Market Investments at CPP Investments (f/k/a the Canada Pension Plan Investment Board). He has also served in various positions at Macquarie Capital (USA) Inc., Arrowhawk Capital Partners LLC, and Lehman Brothers Inc. (subsequently acquired by Barclays Capital Inc.). Mr. Tan holds a Bachelor of Commerce degree from Queen’s University at Kingston, as well as a Master of Engineering degree from The Graduate School at Princeton University, and a Master of Business Administration degree from the University of Chicago Booth School of Business.

EXECUTIVE COMPENSATION

The following information describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers (the “Named Executive Officers”). Our Named Executive Officers for the year ended December 31, 2023 are:

•	Alexander Cumbo, our President and Chief Executive Officer;

•	Kevin Tan, our Chief Financial Officer;

•	David Tyronne Howton, our Chief Operating Officer, General Counsel and Corporate Secretary; and

•	Carl Morris, our former Chief Scientific Officer, Neuromuscular, who resigned effective July 14, 2023.

2023 Summary Compensation Table

The following table contains information about the compensation paid to or earned by each of our Named Executive Officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Alexander Cumbo,	2023	585,000		321,750		—	—	11,800	(5)	918,630
President and Chief Executive Officer	2022	45,519	(4)	—		774,820	1,379,873	—		2,200,212

Kevin Tan,	2023	416,146	(6)	170,000		270,000	478,279	11,880	(5)	1,346,305
Chief Financial Officer

David Tyronne Howton,	2023	455,000		182,000		—	—	11,880	(5)	648,880
Chief Operating Officer, General Counsel and Secretary	2022	35,030	(7)	—		353,428	629,412	—		1,017,870

Carl Morris, Ph.D.,	2023	233,188		66,107	(9)	346,903	519,798	393,453	(10)	1,559,449
Former Chief Scientific Officer, Neuromuscular(8)	2022	430,500		66,106		83,620	288,154	5,343	(5)	873,723

(1)

Except where noted otherwise, represents annual bonuses earned in the calendar year and paid to the Named Executive Officers after the completion of each calendar year at the discretion of our Board of Directors.

(2)

The amounts in this column (i) represent the aggregate grant date fair value of the RSUs granted to the Named Executive Officers in the respective calendar years as computed in accordance with FASB ASC Topic 718 and (ii) for Dr. Morris in 2023, includes $79,644 of incremental fair value related to previously granted RSUs that were modified in May 2023, computed as of the modification date in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs are set forth in Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023. See “—Narrative Disclosure to Summary Compensation Table—Equity Incentives” below for a description of the modified RSUs.

(3)

The amounts in this column (i) represent the aggregate grant date fair value of the options granted to the Named Executive Officers in the respective calendars years as computed in accordance with FASB ASC Topic 718 and (ii) for Dr. Morris in 2023, includes $47,017 of incremental fair value related to previously granted options that were modified in May 2023, computed as of the modification date in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the options are set forth in Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023. See “—Narrative Disclosure to Summary Compensation Table—Equity Incentives” below for a description of the modified options.

(4)	Mr. Cumbo commenced employment with us on December 2, 2022. The salary reported for 2022 reflects the pro rata portion of Mr. Cumbo’s annualized salary of $585,000 that was earned during 2022.
(5)	Reflects a matching contribution under our 401(k) plan.
(6)	Mr. Tan commenced employment with us on January 9, 2023. The salary reported reflects the pro rata portion of Mr. Tan’s annualized salary of $425,000 that was earned during 2023.
(7)	Mr. Howton commenced employment with us on December 2, 2022. The salary reported for 2022 reflects the pro rata portion of Mr. Howton’s annualized salary of $455,000 that was earned during 2022.
(8)	Dr. Morris resigned as Chief Scientific Officer effective as of July 14, 2023.
(9)	Reflects a retention bonus paid to Dr. Morris in April 2023.
(10)

All other compensation for 2023 reflects: (i) a matching contribution under our 401(k) plan of $8,140, (ii) severance payments of $369,513 pursuant to the Morris Transition and Separation Agreement (as defined below) (which consists of continued payment of his 2023 base salary and a lump sum payment of $172,200, which is equal to 100% of his target bonus for 2023), (iii) and consulting payments of $15,800 pursuant to the Morris Consulting Agreement (as defined below).

Narrative Disclosure to Summary Compensation Table

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. None of our Named Executive Officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In 2023, the annualized base salaries of our Named Executive Officers were as follows: $585,000 for Mr. Cumbo, $455,000 for Mr. Howton, and $430,500 for Dr. Morris. In connection with the commencement of Mr. Tan’s employment in January 2023, our Board of Directors set Mr. Tan’s annualized base salary at $425,000. For 2024, our Board of Directors increased the base salary amount for Mr. Cumbo to $608,400, for Mr. Tan to $450,500 and for Mr. Howton to $473,200.

Annual Bonus. Our Board of Directors may, in its discretion, award bonuses to our Named Executive Officers from time to time. Our employment agreements with our Named Executive Officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our Board of Directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. From time to time, our Board of Directors has approved discretionary annual cash bonuses to our Named Executive Officers with respect to their prior year performance.

With respect to 2023, our Board of Directors awarded a discretionary bonus of $321,750 to Mr. Cumbo, $170,000 to Mr. Tan and $182,000 to Mr. Howton, in each case which equaled 100% of their respective target bonuses for 2023. Pursuant to the Morris Transition and Separation Agreement, we paid Dr. Morris a cash bonus of $172,200, which was equal to 100% of his target bonus for 2023.

With respect to fiscal year 2024 performance, Mr. Cumbo, Mr. Tan and Mr. Howton are eligible for annual discretionary bonuses of up to 55%, 40% and 40% of their 2024 annual base salary, respectively.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors and compensation committee periodically review the equity incentive compensation of our Named Executive Officers and from time to time may grant equity incentive awards to them in the form of stock options or RSUs.

In January 2023, in connection with the commencement of Mr. Tan’s employment, we granted options to purchase 90,000 shares of our common stock and RSUs with respect to 45,000 shares of our common stock to Mr. Tan. The options vest with respect to 25% of the shares underlying the options on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the options monthly thereafter through the fourth anniversary of the grant date. The RSUs vest in equal annual installments over four years from the date of grant. The options and RSUs were granted as an inducement material to Mr. Tan’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

In January 2023, we granted options to purchase 95,100 shares of our common stock and RSUs with respect to 47,555 shares of our common stock to Dr. Morris. The options vest with respect to 25% of the shares underlying the options on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the options monthly thereafter through the fourth anniversary of the grant date. The RSUs vest in equal annual installments over four years from the date of grant.

In consideration for services under the Morris Consulting Agreement (as defined below), Dr. Morris’ then-outstanding equity awards continued to vest and remained exercisable in accordance with the applicable equity plans and award agreements. From an accounting perspective, the equity awards were treated as having been modified, resulting in the incremental fair values as computed in accordance with FASB ASC Topic 718 set forth in the Summary Compensation Table.

In February 2024, we granted options to purchase 240,250, 85,000 and 117,500 shares of our common stock to Mr. Cumbo, Mr. Tan and Mr. Howton, respectively, and RSUs with respect to 120,125, 42,500 and 58,750 shares of our common stock to Mr. Cumbo, Mr. Tan and Mr. Howton, respectively. The options vest with respect to 25% of the shares underlying the options on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date. The RSUs vest in equal annual installments over four years from the date of grant.

Our employees and executives are eligible to receive stock options and other stock-based awards pursuant to our 2020 Plan. We use stock options and/or RSUs to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually, if we have performed as expected or better than expected. None of our executive officers is currently party to an employment agreement that provides for automatic award of stock options or RSUs. We have granted stock options and RSUs to our executive officers with time-based vesting. The options that we have granted to our executive officer typically become exercisable as to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date. The RSUs that we have granted to our executive officers typically become exercisable as to 25% of the shares underlying the RSU on the first anniversary of the grant date and as to an additional 25% of the original number of shares underlying the RSU annually thereafter. Vesting rights cease upon termination of employment and exercise rights cease shortly after termination, except that vesting is fully accelerated upon certain terminations in connection with a change of control and exercisability is extended in the case of death or disability. Prior to the exercise of an option or the vesting of an RSU, the holder has no rights as a stockholder with respect to the shares subject to such option or with respect to the RSUs, including no voting rights and no right to receive dividends or dividend equivalents.

The exercise price of all stock options granted after the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which is determined by reference to the closing market price of our common stock on The Nasdaq Global Select Market on the date of grant.

Employment and Other Agreements

We have entered into employment agreements with each of our executive officers. The employment agreements set forth the terms of the executive officers’ compensation, including their base salary and annual performance bonus opportunity. In addition, the employment agreements provide that, subject to eligibility requirements under the plan documents governing such programs and our policies, the executive officers are entitled, on the same basis as our other employees, to participate in and receive benefits under, any medical, vision and dental insurance policy maintained by us and we will pay, consistent with our then-current employee benefit policy, a portion of the cost of the premiums for any such insurance policy in which the executive officers elects to participate. Each executive officers will also be eligible to receive paid vacation time, sick time, and Company holidays consistent with our policies as then in effect from time to time and equity awards at such times and on such terms and conditions as the Board of Directors may determine. Each executive officer’s employment is at will. The employment agreements with Mr. Cumbo, Mr. Tan and Mr. Howton are summarized below. In addition, we have entered into separation and consulting agreements with Dr. Morris in connection with his resignation, the terms of which are also summarized below.

Employment Agreements

On September 29, 2022, we entered into an employment agreement with each of Mr. Cumbo and Mr. Howton pursuant to which, effective as of December 2, 2022, Mr. Cumbo commenced employment as our President and Chief Executive Officer and Mr. Howton commenced employment as our Chief Administrative Officer, General Counsel and Secretary. Mr. Howton now serves as our Chief Operating Officer, General Counsel and Secretary. On January 9, 2023, we entered into an employment agreement with Mr. Tan, pursuant to which Mr. Tan commenced employment as our Chief Financial Officer effective as of January 9, 2023.

Pursuant to their respective employment agreements, Mr. Cumbo was initially entitled to an annual base salary of $585,000, Mr. Tan was initially entitled to an annual base salary of $425,000 and Mr. Howton was initially entitled to an annual base salary of $455,000. Each of their base salaries will be reviewed by our Board of Directors from time to time and is subject to change in the discretion of our Board of Directors.

Mr. Cumbo, Mr. Tan and Mr. Howton are also eligible to earn an annual performance bonus, with a target bonus amount equal to a specified percentage of their annual base salary, based upon our Board of Director’s assessment of their performance and our attainment of targeted goals as set by our Board of Directors in their sole discretion. The bonus may be in the form of cash, equity award(s), or a combination of cash and equity. Pursuant to their employment agreements, Mr. Cumbo, Mr. Tan and Mr. Howton are eligible for annual discretionary bonuses of up to 55%, 40% and 40% of their annual base salary, respectively. Mr. Cumbo, Mr. Tan and Mr. Howton must be employed on the date that bonuses are paid in order to receive the bonus, provided that if such executive is terminated by us without cause (as “cause” is defined in their respective employment agreements) between January 1 following the performance year and the date of payment, such executive will be entitled to the same bonus that he would have received had he remained employed through the payment date.

On December 2, 2022, we granted Mr. Cumbo an option (the “Cumbo Option”) to purchase 228,900 shares of our common stock, at an exercise price per share equal to $6.77, which will vest as to 25% of the shares underlying the Cumbo Option on the first anniversary of the grant date and, following that, as to an additional 1/48th of the total shares underlying the Cumbo Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Mr. Cumbo RSUs with respect to 114,449 shares of our common stock (the “Cumbo RSU”), which will vest as to 25% of the shares underlying the Cumbo RSU on each anniversary of December 2, 2022, subject to continued service. The Cumbo Option and the Cumbo RSU were granted as an inducement material to Mr. Cumbo’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

On December 2, 2022, we granted Mr. Howton an option (the “Howton Option”) to purchase 104,410 shares of our common stock, at an exercise price per share equal to $6.77, which will vest as to 25% of the shares underlying the Howton Option on the first anniversary of the grant date and, following that, as to an additional 1/48th of the total shares underlying the Howton Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Mr. Howton

RSUs with respect to 52,205 shares of our common stock (the “Howton RSU”), which will vest as to 25% of the shares underlying the Howton RSU on each anniversary of December 2, 2022, subject to continued service. The Howton Option and the Howton RSU were granted as an inducement material to Mr. Howton’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

On January 9, 2023, we granted Mr. Tan an option (the “Tan Option”) to purchase 90,000 shares of our common stock, at an exercise price per share equal to $6.00, which will vest as to 25% of the shares underlying the Tan Option on the first anniversary of the grant date and, following that, as to an additional 1/48th of the total shares underlying the Tan Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Mr. Tan RSUs with respect to 45,000 shares of our common stock (the “Tan RSU”), which will vest as to 25% of the shares underlying the Tan RSU on each anniversary of January 9, 2023, subject to continued service. The Tan Option and the Tan RSU were granted as an inducement material to Mr. Tan’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

Mr. Cumbo, Mr. Tan and Mr. Howton are bound by proprietary rights, non-disclosure, developments, non-competition and non-solicitation obligations pursuant to the restrictive covenants provided for in their respective employment agreements. Under these restrictive covenants, each executive agrees not to compete with us during his employment and for a period of one year after the termination of his employment, not to solicit our employees, consultants, or actual or prospective customers or business relations during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely. In addition, under these restrictive covenants, each executive agrees that we own all inventions that are developed by him during a specified period of time with respect to any inventions made by him that are related to his activities while employed by us.

The employment of each of Mr. Cumbo, Mr. Tan and Mr. Howton may be terminated as follows: (1) upon the death of the executive or at the election of us due to the executive’s “disability” (as disability is defined in the applicable employment agreement); (2) at our election, with or without “cause”; and (3) at such executive’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

In the event of the termination of employment of Mr. Cumbo, Mr. Tan or Mr. Howton by us without cause, or by such executive for good reason, prior to or more than twelve months following a “change in control” (as change in control is defined in the applicable employment agreement), the executive is entitled to receive his base salary that has accrued and to which he is entitled as of the termination date, to the extent consistent with our policy, accrued but unused paid time off through and including the termination date, unreimbursed business expenses for which expenses the executive has timely submitted appropriate documentation, and other amounts or benefits to which the executive is entitled in accordance with the terms of the benefit plans then-sponsored by us (collectively, the “Accrued Obligations”). In addition, subject to the executive’s execution and nonrevocation of a release of claims in our favor, the executive is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 12 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

In the event of the termination of employment of Mr. Cumbo, Mr. Tan or Mr. Howton by us without cause, or by such executive for good reason within twelve months following a change in control, the executive is entitled to receive the Accrued Obligations. In addition, subject to the executive’s execution and nonrevocation of a release of claims in our favor, the executive is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months, in the case of Mr. Cumbo, and 12 months, in the case of Mr. Tan and Mr. Howton, (2) provided the executive is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months, in the case of Mr. Cumbo, and 12 months in the case of Mr. Tan and Mr. Howton, following his date of termination, (3) a lump sum payment equal to 150%, in the case of Mr. Cumbo, and 100%, in the case of Mr. Tan and Mr. Howton, of the executive’s target bonus for the year in which his employment is terminated or, if higher, the executive’s target bonus immediately prior to the change in control and (4) full vesting acceleration of any then-unvested equity awards that vest based solely based on the passage of time held by the executive, such that any such equity awards held by the executive become fully exercisable or non-forfeitable as of the termination date.

If the employment of Mr. Cumbo, Mr. Tan or Mr. Howton is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by him without good reason, our obligations under such employment agreement cease immediately, and the executive is only entitled to receive the Accrued Obligations.

Employment Agreement, Separation Agreement and Consulting Agreement with Carl Morris

On January 25, 2019, we entered into an employment agreement with Dr. Morris, our former Chief Scientific Officer, Neuromuscular.

Under Dr. Morris’ employment agreement, in the event of the termination of employment by us without cause, or by Dr. Morris for good reason, prior to or more than twelve months following a “change in control” (as defined in his employment agreement), Dr. Morris was entitled to, subject to his execution and nonrevocation of a release of claims in our favor, (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 12 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

On May 22, 2023, we entered into an executive transition and separation agreement with Dr. Morris (the “Morris Transition and Separation Agreement”) providing for Dr. Morris’ resignation as our Chief Scientific Officer, Neuromuscular, effective as of July 14, 2023 (the “Morris Separation Date”). On the Morris Separation Date, we entered into a consulting agreement (the “Morris Consulting Agreement”), pursuant to which Dr. Morris assisted with the transition of his duties and provided other consulting and advisory services, as requested from time to time by us.

Pursuant to the Morris Transition Separation Agreement, Dr. Morris was entitled to receive all unpaid base salary earned through the Morris Separation Date, any amounts for accrued unused paid time off to which he was entitled through such date in accordance with our policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date. In addition, contingent on his providing a release of claims, Dr. Morris was entitled to (1) severance equal to a year’s base salary, paid ratably over 12 months from the Morris Separation Date (an aggregate of $430,500), (2) provided he is eligible for and timely elects to continue receiving group health insurance under COBRA, payment by us of the portion of health coverage premiums that we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following the Morris Separation Date, and (3) $172,200, less applicable taxes and withholdings, which is a lump sum payment equal to 100% of his target bonus for 2023. The Morris Separation Agreement also provides for, among other things, compliance with applicable restrictive covenants, non-disclosure and non-disparagement obligations applicable to Dr. Morris and non-disparagement obligations applicable to us.

In consideration for services under the Morris Consulting Agreement, we paid Dr. Morris an aggregate of $33,200 as of March 31, 2024. Pursuant to the terms of the Morris Transition and Separation Agreement, Dr. Morris’ equity awards that vest solely based on the passage of time continued to vest in accordance with the applicable equity plans and award agreements through March 31, 2024.

Dr. Morris is bound by proprietary rights, non-disclosure, developments, non-competition and non-solicitation obligations pursuant to the employment agreement. Under these restrictive covenants, he has agreed not to compete with us during his employment and for a period of one year after the termination of his employment, not to solicit our employees, consultants, or actual or prospective customers or business relations during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information regarding equity awards held by our Named Executive Officers as of December 31, 2023.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)(1)
Alexander Cumbo	57,226	171,674	(2)	6.77	12/2/2032
						85,847	(3)	527,100
Kevin Tan	—	90,000	(4)	6.00	1/9/2033
						45,000	(5)	276,300
David Tyronne Howton	26,103	78,307	(2)	6.77	12/2/2032
						39,154	(3)	240,406
Carl Morris, Ph.D.	13,590	—	(6)	393.45	2/14/2028
	4,000	—	(6)	343.95	1/23/2029
	2,349	784	(7)	52.05	1/27/2030
	5,832	5,834	(8)	102.00	1/25/2031
	2,466	7,400	(9)	16.95	1/27/2032
	6,577	13,156	(10)	8.25	5/2/2032
		95,110	(11)	5.62	1/3/2033
						3,700	(12)	22,718
						47,555	(13)	291,988

(1)	Based on the $6.14 closing sale price of our common stock on December 29, 2023 as reported by the Nasdaq Global Select Market.
(2)

This option was granted on December 2, 2022 as an inducement grant. The option is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.

(3)	These RSUs were granted on December 2, 2022 as inducement grants. The RSUs vest in equal annual installments over a term of four years from the date of grant.
(4)

These options were granted on January 9, 2023 as an inducement grant. The option is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.

(5)	These RSUs were granted on January 9, 2023 as inducement grants. The RSUs vest in equal annual installments over four years from the date of grant.
(6)	This option is fully vested.
(7)

This option was granted on January 27, 2020 under the 2018 Omnibus Incentive Plan (the “2018 Plan”) and is subject to vesting in equal annual installments over four years from the vesting start date through and including January 27, 2024.

(8)

This option was granted on January 25, 2021 under the 2020 Plan and is subject to vesting in equal annual installments over four years from the vesting start date through and including January 25, 2025.

(9)

This option was granted on January 27, 2022 under the 2020 Plan and is subject to vesting in equal annual installments over four years from the vesting start date through and including January 27, 2026.

(10)	This option was granted on May 2, 2022 under the 2020 Plan and is subject to vesting in equal annual installments over three years from the vesting start date through and including May 2, 2025.
(11)

This option was granted on January 3, 2023 under the 2020 Plan and is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.

(12)	Consists of RSUs granted on January 27, 2022 under the 2020 Plan. The RSUs vest in equal annual installments over a term of four years from the date of grant.
(13)	Consists of RSUs granted on January 3, 2023 under the 2020 Plan. The RSUs vest in equal annual installments over a term of four years from the date of grant.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and other named executive officers (the “Non-PEO NEOs”) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO¹ ($)	Summary Compensation Table Total for Second PEO¹	Compensation Actually Paid to First PEO[1,2,3] ($)	Compensation Actually Paid to Second PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return[4] ($)	Net Income ($ Millions)
2023	—	918,630	—	862,406	1,184,878	1,051,672	23.39	(96.02)
2022	2,205,508	2,200,212	1,704,198	1,627,647	1,077,118	825,433	20.50	(85.98)

1.

Ilan Ganot was our PEO until December 2, 2022 (“First PEO”). Alexander Cumbo has been our PEO since December 2, 2022 (“Second PEO”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022	2023
Carl Morris, Ph.D.	Kevin Tan
David Tyronne Howton	Carl Morris, Ph.D.
Erin Powers Brennan	David Tyronne Howton

2.

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation actually earned, realized, or received by the Company’s NEOs during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock

Awards and Option Awards columns set forth in the Summary Compensation Table (the amounts for the Non-PEO NEOs are averages for the group of Non-PEO NEOs in each applicable year).

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards and Option Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2022	2,205,508	(842,215)	340,905	1,704,198

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2023	918,630	—	(56,224)	862,406
2022	2,200,212	(2,154,693)	1,582,128	1,627,647

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,184,878	(538,327)	405,121	1,051,672
2022	1,077,118	(588,295)	336,610	825,433

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total - Inclusion of Equity Values for First PEO ($)
2022	294,834	50,287	—	(4,216)	—	340,905

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2023	—	132,446	—	(188,670)	—	(56,224)
2022	1,582,128	—	—	—	—	1,582,128

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	406,798	23,949	—	—	(25,626)	405,121
2022	323,635	15,718	—	—	(2,743)	336,610

4.

The amounts shown assume $100 was invested for the period starting December 31, 2021, through the end of the listed year in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit and have the amount of the reduction contributed to the 401(k) plan. Participants over the age of 50 are entitled to an additional catch-up contribution up to the statutorily prescribed limit. Effective June 1, 2021, we implemented a matching policy under which we match 60% of an employee’s contributions to the 401(k) plan, up to a maximum of 6% of the employee’s base salary and bonus paid during the year.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted, and may in the future adopt, written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend the plan when not in possession of material, nonpublic information or terminate the plan. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had three equity compensation plans, our 2018 Plan, our 2020 Plan and our Amended and Restated 2021 Employee Stock Purchase Plan (the “ESPP”), each of which was approved by our stockholders. We have also made inducement awards to certain new hires, which awards were not approved by our stockholders.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options, warrants and rights		(b) Weighted- average exercise price of outstanding options, warrants and rights(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,928,199	(1)	$31.00	1,136,324	(3)(4)
Equity compensation plans not approved by security holders	1,208,654	(5)	7.58	—
Total	3,136,853		$21.93	1,136,324

(1)	Reflects shares issuable upon exercise of options and settlement of RSUs.
(2)	The weighted-average exercise price does not include RSUs, which have no exercise price.
(3)

The number of shares of common stock reserved for issuance under the 2020 Plan will be increased on the first day of each fiscal year beginning with the fiscal year ended December 31, 2023 and ending in the fiscal year ending December 31, 2032, in amount equal to the lesser of: (i) 5% of the outstanding shares of our common stock on the first day of the applicable fiscal year and (ii) an amount determined by our Board of Directors. On January 1, 2024, the shares of common stock reserved under the 2020 Plan were increased by 1,019,330 shares pursuant to the annual increase described above.

(4)

The number of shares of common stock reserved for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the fiscal year ending December 31, 2024 and ending in the fiscal year ending December 31, 2033, in amount equal to the lesser of: (i) 293,597 shares of common stock,

(ii) 1% of the outstanding shares of our common stock on the first day of the applicable fiscal year and (iii) an amount determined by our Board of Directors. On January 1, 2024, the shares reserved under the ESPP were increased by 203,866 shares pursuant to the annual increase described above.
(5)

Represents inducement stock option and RSU awards granted to employees in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of grant, for inducement stock option awards. This aggregate amount includes the following inducement awards made to our officers (as defined in Exchange Act Rule 16a-1(f)):

Name	Options(1)	RSUs(2)	Grant Date
Alexander Cumbo,	228,900	114,449	12/2/2022
President, Chief Executive Officer and Director
Kevin Tan,	90,000	45,000	1/9/2023
Chief Financial Officer
David Tyronne Howton,	104,410	52,205	12/2/2022
Chief Operating Officer, General Counsel and Secretary
Jessie Hanrahan, Ph.D.,	94,899	47,449	12/2/2022
Chief Regulatory Officer
Paul Herzich,	57,900	28,955	12/2/2022
Chief Technology Officer
Jennifer Marlowe, Ph.D.,	95,110	47,555	12/2/2022
Chief Scientific Officer

(1)

Vests over four years, with 25% of the original number of shares vesting on the first anniversary of the grant date and 2.0833% of the original number of shares monthly thereafter until the fourth such anniversary.

(2)	Vests over four years, with 25% of the original number of shares vesting on each anniversary of the grant date until the fourth such anniversary.

In March 2024, we adopted the 2024 Inducement Stock Incentive Plan (the “2024 Plan”), pursuant to which we may grant nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards to persons who (a) were not previously an employee or director or (b) are commencing employment with us following a bona fide period of non-employment, in either case, as an inducement material to such person’s entry into employment with us and in accordance with the requirements of the Nasdaq Stock Market Rule 5635(c)(4). Neither consultants nor advisors are eligible to participate in the 2024 Plan. The number of shares of common stock that may be issued under the 2024 Plan is 1,000,000. The 2024 Plan was not adopted by our stockholders. The 2024 Plan will be administered by our Board of Directors.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2024 by (i) each person whom we know to beneficially own more than 5% of our outstanding common stock (each, a “5% stockholder”), (ii) each director, (iii) each Named Executive Officer and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address of each executive officer and director is c/o Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129.

The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of our common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after March 31, 2024. The percentage of beneficial ownership in the table below is based on 37,833,689 shares of common stock deemed to be outstanding as of March 31, 2024.

Unless otherwise indicated below, and subject to community property laws where applicable, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Perceptive Life Sciences Master Fund Ltd. and affiliated entities(1)	6,925,028	18.29%
Entities affiliated with RA Capital Management, L.P.(2)	4,348,828	11.49%
Entities affiliated with Bain Capital Life Sciences Investors, LLC(3)	4,034,582	10.66%
Invus Public Equities, L.P.(4)	2,717,538	7.18%
Adage Capital Partners, L.P.(5)	2,712,478	7.17%
Deerfield Partners, L.P.(6)	2,260,398	5.97%
Named Executive Officers and Directors:
Alexander Cumbo(7)	98,505	*
Kevin Tan(8)	39,309	*
David Tyronne Howton(9)	44,662	*
Carl Morris(10)	98,524	*
Ilan Ganot(11)	219,443	*
Ian Smith(12)	251,729	*
Martin Freed(13)	24,964	*
Clare Kahn(14)	18,382	*
Georgia Keresty(15)	15,716	*
Adam Koppel(16)	12,316	*
Sukumar Nagendran(17)	23,865	*
Rajeev Shah(18)	4,348,828	11.49%
Adam Stone(19)	18,382	*
Lynne Sullivan(20)	18,382	*
All current directors and executive officers as a group (17 persons)(21)	5,242,292	13.63%

*	Less than one percent
(1)

Consists of (a) 6,833,539 shares held by Perceptive Life Sciences Master Fund, Ltd., (b) 73,107 shares held by Perceptive Xontogeny Venture Fund, L.P. and (c) 18,382 shares underlying options held by Adam Stone, a member of our Board of Directors, that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date. Perceptive Advisors LLC is the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund, Ltd. Perceptive Xontogeny Venture GP, LLC is the investment manager to Perceptive Xontogeny Venture Fund, LP. Joseph Edelman is the managing member of Perceptive Advisors LLC and Perceptive Xontogeny Venture GP, LLC. Perceptive Advisors LLC, Perceptive Xontogeny Venture GP, LLC and Mr. Edelman may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. and Perceptive Xontogeny Venture Fund, LP. The address of Perceptive is 51 Astor Place, 10th Floor, New York, NY 10003. Perceptive Life Sciences Master Fund, Ltd. reports that it holds shared voting and shared dispositive power with respect to 6,833,539 shares, Perceptive Xontogeny Venture Fund, L.P. reports that it holds shared voting and shared dispositive power with respect to 73,107 shares and Perceptive Advisors LLC reports that it holds shared voting and dispositive power with respect to 6,925,028 shares. Based on information set forth in a Schedule 13D/A filed with the SEC on January 12, 2024.
(2)

Consists of (a) 4,192,216 shares held by RA Capital Healthcare Fund, L.P. (“RACHF”), (b) 109,661 shares held by RA Capital Nexus Fund, L.P. (“RACNF”), (c) 28,569 shares held by a separately managed account (together, the “RA Capital Entities”) and (d) 18,382 shares of common stock underlying options held by Rajeev Shah, a member of our Board of Directors, for the benefit of RA Capital Management, L.P. (“RACM”) that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date. RA Capital Healthcare Fund GP, LLC is the general partner of RACHF and RA Capital Nexus Fund GP, LLC is the general partner of RACNF. RACM is the investment manager for RACHF, RACNF and the separately managed account. The general partner of RACM is RA Capital Management GP, LLC (“RACM GP”), of which Dr. Peter Kolchinsky and Mr. Shah are the managing members. Mr. Shah is a member of our Board of Directors. RACM, RACM GP, Dr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the shares held of record by RACHF, RACNF and the separately managed account. RACM, RACM GP, Dr. Kolchinsky and Mr. Shah expressly disclaim beneficial ownership over all shares held by RACHF, RACNF, the separately managed account and Mr. Shah, except to the extent of their pecuniary interest therein. The address for each of RACHF, RACNF and RACM is 200 Berkeley Street, 18th Floor, Boston, MA 02116. RA Capital Management reports that it may be deemed to share voting power and dispositive power with respect to the shares held by the RA Capital Entities. Based, in part, on information set forth in a Schedule 13D/A filed with the SEC on January 11, 2024.

(3)

Consists of (a) 528,660 shares held by BCLS SB Investco, LP. (“BCLS SB”), (b) 2,301,955 shares held by BCLS II Investco, LP (“BCLS II Investco”), (c) 267,257 shares held by Bain Capital Life Sciences Fund II, L.P. (“BCLS Fund II”), (d) 32,550 shares held by BCIP Life Sciences Associates, LP (“BCIPLS”) and (e) 904,160 shares held by BCLS II Equity Opportunities, LP (“BCLS II Equity” and, together with BCLS SB, BCLS II Investco, BCLS Fund II and BCIPLS, the “Bain Capital Life Sciences Entities”). Bain Capital Life Sciences Investors, LLC (“BCLSI”) (i) is the general partner of Bain Capital Life Sciences Partners, LP, which is the general partner of BCLS SB, (ii) is the manager of Bain Capital Life Sciences Investors II, LLC, which is the general partner of BCLS Fund II, which is the (A) managing member of BCLS II Investco (GP), LLC, which is the general partner of BCLS II Investco, and (B) manager of BCLS II Equity Opportunities GP, LLC, which is the general partner of BCLS II Equity, and (iii) governs the investment strategy and decision-making process with respect to investments held by BCIPLS. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the shares held by the Bain Capital Life Sciences Entities. The address of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, Massachusetts 02116. Based on information set forth in a Schedule 13D/A filed with the SEC on January 12, 2024.

(4)

Consists of shares held by Invus Public Equities, L.P. (“Invus PE”). Invus Public Equities Advisors, LLC (“Invus PE Advisors”) controls Invus PE, as its general partner and accordingly, may be deemed to beneficially own the shares held by Invus PE. The Geneva branch of Artal International S.C.A. (“Artal International”) controls Invus PE Advisors, as its managing member and accordingly, may be deemed to beneficially own the shares held by Invus PE. Artal International Management S.A. (“Artal International Management”), as the managing partner of Artal International, controls Artal International and accordingly, may be deemed to beneficially own the shares that Artal International may be deemed to beneficially own. Artal Group S.A. (“Artal Group”), as the sole stockholder of Artal International Management, controls Artal International Management and accordingly, may be deemed to beneficially own the shares that Artal International Management may be deemed to beneficially own. Westend S.A. (“Westend”), as the parent company of Artal Group, controls Artal Group and accordingly, may be deemed to beneficially own the shares that Artal Group may be deemed to beneficially own. Stichting Administratiekantoor Westend (the “Stichting”), as majority shareholder of Westend, controls Westend and accordingly, may be deemed to beneficially own the shares that Westend may be deemed to beneficially own. Mr. Amaury Wittouck, as the sole member of the board of the Stichting, controls the Stichting and accordingly, may be deemed to beneficially own the shares that the Stichting may be deemed to beneficially own. The address for Invus PE and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address for Artal International, Artal International Management, Artal Group, Westend and Mr. Wittouck is Valley Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address for the Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands. Based on information set forth in a Schedule 13G filed with the SEC on January 22, 2024.
(5)

Consists of shares held by Adage Capital Partners, LP. Robert Atchinson and Phillip Gross are the managing members of Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital Partners GP, L.L.C., which is the general partner of Adage Capital Partners, LP, and each such person or entity, as the case may be, has shared voting and/or dispositive power over the securities held by Adage Capital Partners, LP and may be deemed the beneficial owner of such shares, and each such person or entity, as the case may be, disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein. The address of Adage Capital Partners, LP, Adage Capital Advisors, L.L.C., Adage Capital Partners GP, L.L.C., Mr. Atchinson and Mr. Gross is c/o Adage Capital Partners, L.P., 200 Clarendon St., 52nd Floor, Boston, MA 02116. Based on information set forth in a Schedule 13G filed with the SEC on February 7, 2024.

(6)

Consists of shares held by Deerfield Partners, L.P. The general partner of Deerfield Partners, L.P. is Deerfield Mgmt, L.P. Deerfield Management Company, L.P. is the investment manager of Deerfield Partners, L.P. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. Each of Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the shares of common stock of the Company beneficially owned by Deerfield Partners, L.P. The address of Deerfield Partners, L.P., Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Mr. Flynn is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, NY 10010. Based on information set forth in a Schedule 13G filed with the SEC on January 12, 2024.

(7)

Consists of (a) 17,439 shares of common stock owned by Mr. Cumbo and (b) 81,066 shares of common stock underlying options held by Mr. Cumbo that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(8)

Consists of (a) 9,308 shares of common stock owned by Mr. Tan and (b) 30,001 shares of common stock underlying options held by Mr. Tan that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(9)

Consists of (a) 7,684 shares of common stock owned by Mr. Howton and (b) 36,978 shares of common stock underlying options held by Mr. Howton that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(10)

Consists of (a) 29,801 shares of common stock owned by Dr. Morris and (b) 68,723 shares of common stock underlying options held by Dr. Morris that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(11)

Consists of (a) 90,765 shares held by Mr. Ganot as an individual, (b) 4,042 shares held by Mr. Ganot and Ms. Ganot as joint tenants with right of survivorship, (c) 19,394 shares held by Mr. Adam Ganot and Ms. Ganot, and their successors, as trustees for the Ilan Ganot 2017 Irrevocable Trust, (d) 83,430 shares of common stock underlying options held by Mr. Ganot that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date, (e) 8,416 shares held by Ms. Ganot, (f) 11,843 shares of common stock underlying options held by Ms. Ganot that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date, and (g) 1,553 shares of common stock underlying RSUs held by Ms. Ganot that will vest within 60 days after such date.
(12)

Consists of (a) 99,951 shares of common stock owned by Mr. Smith, (b) 148,522 shares of common stock underlying options held by Mr. Smith that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date and (c) 3,256 shares of common stock underlying RSUs held by Mr. Smith that will vest within 60 days after March 31, 2024.

(13)

Consists of (a) 3,584 shares of common stock owned by Dr. Freed and (b) 21,380 shares of common stock underlying options held by Dr. Freed that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(14)	Consists of 18,382 shares of common stock underlying options held by Dr. Kahn that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.
(15)	Consists of 15,716 shares of common stock underlying options held by Dr. Keresty that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.
(16)

Consists of 12,316 shares of common stock underlying options held by Dr. Koppel that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date. Does not include shares of common stock held by the Bain Capital Life Sciences Entities. Dr. Koppel is a Partner of BCLSI. As a result, by virtue of the relationships described in footnote (3) above, Dr. Koppel may be deemed to share beneficial ownership of such securities held by the Bain Capital Life Sciences Entities. Dr. Koppel’s address is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, Massachusetts 02116.

(17)

Consists of (a) 4,150 shares of common stock owned by Dr. Nagendran and (b) 19,715 shares of common stock underlying options held by Dr. Nagendran that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.

(18)

Consists of shares held by RA Capital Entities and shares of common stock underlying options held by Mr. Shah as described in footnote (2) above. Mr. Shah disclaims beneficial ownership of all shares held by him and the RA Capital Entities, except to the extent of his pecuniary interest therein. The address for Mr. Shah and each of RA Capital Entities is c/o 200 Berkeley Street, 18th Floor, Boston, MA 02116. Entities affiliated with RA Capital report that they hold shared voting power and shared dispositive power with respect to all shares held by them.

(19)

Consists of 18,382 shares of common stock underlying options held by Mr. Stone that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date. Mr. Stone is the Chief Investment Officer of Perceptive Advisors LLC. Mr. Stone disclaims beneficial ownership of the shares held by Perceptive. The address of Mr. Stone is 51 Astor Place, 10th Floor, New York, NY 10003.

(20)	Consists of 18,382 shares of common stock underlying options held by Ms. Sullivan that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date.
(21)

Includes (a) 622,301 shares of common stock underlying options that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date and (b) 4,809 shares of common stock underlying RSUs that will vest within 60 days after March 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy for Approval of Related-Person Transactions

We have adopted a written related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to our general counsel. The policy calls for the proposed related-person transaction to be reviewed by and if deemed appropriate approved by, the audit committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chair of the audit committee to review, and if deemed appropriate approve, proposed related-person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.

A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related-person transaction;

•	the approximate dollar amount involved in the related-person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-person transaction; and

•

any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The audit committee may impose any conditions on the related-person transaction that it deems appropriate.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by the compensation committee of our Board of Directors in the manner specified in its charter.

Related Person Transactions

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Corporate Governance—Non-Employee Director Compensation,” we describe transactions since January 1, 2022 to which we have been or will be a participant, in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of our total assets at year end for each of the last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Amended and Restated Registration Rights Agreement

We are party to an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated March 29, 2017, with certain of our stockholders (the “Investors”), which includes holders of more than 5% of our voting securities and entities affiliated with certain of our directors. The Registration Rights Agreement provides the Investors the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

Acquisition of AavantiBio and Private Placement

On September 29, 2022, we entered into an agreement and plan of merger (the “Merger Agreement”), by and among us, Greenland Merger Sub LLC, our wholly owned subsidiary (“Transitory Subsidiary”), AavantiBio and, solely in his capacity as equityholder representative, Doug Swirsky, providing for the acquisition of AavantiBio by us through the merger of Transitory Subsidiary into AavantiBio, with AavantiBio surviving as our wholly owned subsidiary. On December 2, 2022, we completed our acquisition of AavantiBio in accordance with the terms of the Merger Agreement. At the closing of the acquisition, we issued an aggregate of (i) $1,000 and (ii) 1,354,258 shares of our common stock to AavantiBio equityholders. The number of shares that we issued to certain of our directors, executive officers and holders of more than 5% of our voting securities is set forth in the table below.

Name(1)	Number of Shares of Common Stock Issued
Entities affiliated with Perceptive Life Sciences Master Fund, Ltd.	438,643
Entities affiliated with RA Capital Management, L.P.	438,642
Entities affiliated with Bain Capital Life Sciences Investors, LLC	438,642
Ian F. Smith	13,172
Alexander Cumbo	585

(1)	See “Principal Stockholders” above for more information about the shares held by the identified entities and individuals.

On September 29, 2022, we entered into a securities purchase agreement, pursuant to which, on December 2, 2022, we issued an aggregate of 10,638,290 shares of our common stock at a price per share of $7.05 in a private placement. We received approximately $72.6 million in aggregate net proceeds from the private placement, after deducting placement agent fees. The number of shares that certain of our directors, executive officers and holders of more than 5% of our voting securities purchased and the aggregate purchase price paid for such shares is set forth in the table below.

Name(1)	Number of Shares of Common Stock Purchased	Purchase Price
Perceptive Life Sciences Master Fund, Ltd.	2,163,120	$15,249,996
RA Capital Healthcare Fund, L.P.	2,163,120	$15,249,996
BCLS II Investco, LP	2,163,120	$15,249,996
Camber Capital Master Fund, L.P.	1,418,439	$9,999,995

(1)	See “Principal Stockholders” above for more information about the shares held by certain of the identified entities.

January 2024 Private Placement

On January 8, 2024, we entered into a securities purchase agreement with respect to the private placement of an aggregate of 16,973,103 shares of our common stock at a price of $5.53 per share, and, to one investor in lieu of shares, pre-funded warrants to purchase 2,712,478 shares of our common stock, at a price of $5.529 per pre-funded warrant. We received approximately $104.0 million in aggregate net proceeds from the private placement, after deducting offering costs. The number of shares that our holders of more than 5% of our voting securities purchased and the aggregate purchase price paid for such shares is set forth in the table below.

Name(1)	Number of Shares of Common Stock Purchased	Purchase Price
Perceptive Life Sciences Master Fund, Ltd.	3,410,713	$18,861,242.89
Adage Capital Partners, LP	2,712,478	$15,000,003.34
Deerfield Partners, L.P.	2,260,398	$12,500,000.94
Invus Public Equities, L.P.	1,808,319	$10,000,004.07
RA Capital Healthcare Fund, L.P.	904,160	$5,000,004.80
BCLS II Equity Opportunities, LP	904,160	$5,000,004.80

(1)	See “Principal Stockholders” above for more information about the shares held by the identified entities.

Arrangements with Ian F. Smith

Mr. Smith became our Executive Chairman, effective January 1, 2022. The compensation that we have paid to Mr. Smith in connection with his services as Executive Chairman and as our non-employee director is discussed above under “Corporate Governance—Non-Employee Director Compensation.”

Arrangements with Ilan Ganot

Mr. Ganot is a member of our Board of Directors and served as our President and Chief Executive Officer until December 2022. On September 29, 2022, we entered into an Executive Transition and Separation Agreement with Mr. Ganot (the “Ganot Transition Agreement”), which became effective as of December 2, 2022 (such date, the “Separation Date”). Pursuant to the Ganot Transition Agreement, Mr. Ganot is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months from the Separation Date (an aggregate of $868,050) and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following the Separation Date. Mr. Ganot also received $477,427, less applicable taxes and withholdings, which is a lump sum payment equal to 150% of his target bonus for 2022.

On September 29, 2022, we also entered into a Consulting Agreement with Mr. Ganot (the “Ganot Consulting Agreement”), effective as of the Separation Date, pursuant to which Mr. Ganot assisted us with the transition of his duties to Mr. Cumbo and provided other consulting and advisory services, as requested from time to time by us. The Ganot Consulting Agreement expired by its terms in December 2023. Mr. Ganot was compensated at a rate of $20,833 per month for his services under the agreement for a total of $250,000. In addition, in respect of his services as a consultant, on December 2, 2022, we granted Mr. Ganot an option to purchase 13,333 shares of our common stock (the “Ganot Stock Options”) and 6,333 RSUs with respect to our common stock (the “Ganot RSUs”). The Ganot Stock Options and the Ganot RSUs vested in full in December 2023.

We employ Ms. Ganot, one of our co-founders and wife of Ilan Ganot, as our Vice President, Patient Advocacy. Ms. Ganot receives an annual salary and bonus payments of less than $370,000 in the aggregate. In January 2022 and January 2023, we granted (i) an option to purchase 3,093 shares of our common stock and RSUs with respect to 1,553 shares of our common stock and (ii) an option to purchase 23,950 shares of our common stock and RSUs with respect to 11,975 shares of our common stock, respectively, to Ms. Ganot relating to her service as our Vice President, Patient Advocacy. The options vest over four years, with 25% of the original number of shares vesting on the first anniversary of the date of grant and 2.0833% of the original number of shares on the first day of each calendar month thereafter until the fourth such anniversary. The RSUs vest in equal annual installments over a term of four years from the date of grant.

For further information about the compensation received by Mr. Ganot in 2023, see “Corporate Governance—Non-Employee Director Compensation.”

Arrangements with Erin Powers Brennan

Ms. Brennan served as our Chief Legal Officer until December 2022. On September 29, 2022, we entered into an Executive Transition and Separation Agreement with Ms. Brennan (the “Brennan Transition Agreement”), which became effective on the Separation Date. Pursuant to the Brennan Transition Agreement, Ms. Brennan was entitled to (1) continued payment of her base salary, in accordance with our regular payroll procedures, for a period of 12 months from the Separation Date (an aggregate of $430,500) and (2) provided she was eligible for and elected to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following the Separation Date. Ms. Brennan also received $172,200, which is a lump sum payment equal to 100% of her target bonus for 2022, as well as an additional $66,106 payment, which represents the retention bonus Ms. Brennan would have received on May 1, 2023 pursuant to the Retention Bonus Opportunity letter had she remained employed by us on that date, both amounts less applicable taxes and withholdings.

On September 29, 2022, we also entered into a Consulting Agreement with Ms. Brennan (the “Brennan Consulting Agreement”), effective as of the Separation Date, pursuant to which Ms. Brennan assisted us with the transition of her duties and provided other consulting and advisory services, as requested from time to time by us. The Brennan Consulting Agreement expired by its terms in September 2023. Ms. Brennan was compensated at a rate of $400 per hour for her services under the agreement for a total of $20,000.

Arrangements with Danforth Advisors, LLC

In November 2020, we entered into a consulting agreement with Danforth Advisors, LLC (“Danforth”), an affiliate of Stephen DiPalma, our former interim chief financial officer who resigned in January 2023. Pursuant to the consulting agreement, Danforth provided us with the chief financial officer services of Mr. DiPalma, and continues to provide us other services, including financial planning, offering support and accounting services, in exchange for fees payable to Danforth based on hourly rates. We have paid Danforth approximately $2.7 million to date. In accordance with the consulting agreement, in November 2020, we issued to Danforth a warrant to purchase 2,000 shares of our common stock at an exercise price per share of $49.35. The consulting agreement may be terminated by either party without cause upon 60 days’ prior written notice to the other party and with cause upon 30 days’ prior written notice to the other party.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such persons in any action or proceeding, including any action by or in our right, on account of any services undertaken by any such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of our records and representations made by the persons required to file these reports, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for the fiscal year ended December 31, 2023 by Section 16(a) under the Exchange Act, with the exception of (i) a Form 4 filed by Ian Smith on June 8, 2023 to report the vesting of previously reported RSUs on April 3, 2023 and (ii) a Form 4 filed by Ilan Ganot on June 8, 2023 to report (A) the vesting of RSUs previously granted to Mr. Ganot’s wife and the sale to cover withholding taxes following the vesting of such RSUs, each occurring on May 2, 2023 and (B) the vesting of previously reported RSUs held by Mr. Ganot on June 2, 2023, which Form 4s were not timely filed due to administrative errors.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Stockholders are being asked to ratify the appointment by the audit committee of the Board of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Board believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Audit Fees and Services

The following table represents aggregate fees billed to us by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit fees	$903,500	$969,000
Audit-related fees	—	—
Tax fees	66,463	41,222
All other fees	2,125	3,081

Total	$972,088	$1,013,303

The services rendered by PricewaterhouseCoopers LLP in connection with the fees presented above were as follows:

Audit Fees

Audit fees consist of fees billed for professional services for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

Tax Fees

Tax fees consist of fees for professional services related to tax compliance and consultations.

All Other Fees

All other fees include license fees for web-based accounting research tools.

Pre-approval Policies

The audit committee has not adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm and, consequently, all audit and non-audit services are pre-approved by the whole audit committee or the chair of the audit committee. All fees for the fiscal years ended December 31, 2023 and 2022 were so pre-approved.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 3—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 60,000,000 TO 120,000,000

Background

We are asking our stockholders to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock. Our authorized capital stock presently consists of 60,000,000 shares of common stock, $0.001 par value per share (“common stock”), and 10,000,000 shares of preferred stock, $0.001 par value per share (“preferred stock”). On March 27, 2024, our Board approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 70,000,000 shares to 130,000,000 shares and (ii) increase the number of authorized shares of our common stock from 60,000,000 shares to 120,000,000 shares. The proposed amendment to our Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock.

As of March 31, 2024, a total of 37,833,689 shares of common stock were issued and outstanding, no shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of March 31, 2024, there were (i) 1,576,230 time-based RSUs outstanding under our equity incentive plans and arrangements, (ii) options outstanding to purchase an aggregate of 2,864,672 shares of common stock under our equity incentive plans and arrangements and (iii) an aggregate of 322,909, 1,000,000 and 601,402 shares of common stock reserved for future grants or purchases under our 2020 Plan, 2024 Plan and the ESPP, respectively. Additionally, (i) an aggregate of 9,230 shares of common stock were reserved for issuance upon the exercise of outstanding warrants, (ii) an aggregate of 2,712,478 shares of common stock were reserved for issuance upon the exercise of outstanding pre-funded warrants and (iii) based on $13.32, the closing price per share of our common stock on The Nasdaq Global Select Market on March 28, 2024, an aggregate of 5,630,631 shares of common stock were reserved for sale and issuance pursuant to an “at-the-market offering” under the Amended and Restated Sales Agreement, dated March 13, 2024, by and between us and Jefferies LLC, as agent (the “Sales Agreement”) (assuming the underlying registration statement on Form S-3 is declared effective). The actual number of shares issued under the Sales Agreement will vary depending on the sales prices under the “at-the-market offering”. Accordingly, out of the 60,000,000 shares of common stock presently authorized, 52,551,241 shares were issued, subject to outstanding awards or reserved for issuance and 7,448,759 shares of common stock are unreserved and remain available for future issuance as of March 31, 2024.

In addition, if Proposal No. 4 (Approval of an Amendment to our 2020 Plan to Increase the Number of Shares of our Common Stock Available for Issuance Thereunder by 2,000,000 Shares) is approved, we will be required to reserve 2,000,000 additional shares of common stock for future issuance under the 2020 Plan (as further described in Proposal No. 4 below).

Overview of the Proposed Amendment

A copy of the amendment to our Certificate of Incorporation is attached as Appendix A to this proxy statement.

The proposed amendment provides that the first three paragraphs of Article IV of our Certificate of Incorporation be deleted in their entirety and replaced by the following in lieu thereof:

“The aggregate number of shares that the Corporation shall have authority to issue is 130,000,000 shares consisting of:

1. 120,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and

2. 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

Our Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our Board, we intend to file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings or acquisitions, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board believes that it is in our best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•	our equity incentive plans;

•	financing transactions, such as public or private offerings of common stock or convertible securities;

•	licenses, partnerships, collaborations and other similar transactions;

•	strategic investments and transactions; and

•	other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 60,000,000 TO 120,000,000.

PROPOSAL NO. 4—APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES

Why We Are Requesting Stockholder Approval For Additional Shares

We are asking our stockholders to approve an amendment to our Amended and Restated 2020 Equity Incentive Plan (the “2024 Plan Amendment”) to increase the number of shares of our common stock available for issuance under the plan by 2,000,000 shares. The 2024 Plan Amendment amends the Amended and Restated 2020 Equity Incentive Plan (the “Current Plan”). We refer to the Current Plan, as amended by the 2024 Plan Amendment, as the “Amended Plan.”

Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective. We also understand that our equity compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, on April 6, 2024, subject to stockholder approval, our Board of Directors adopted the 2024 Plan Amendment. The 2024 Plan Amendment is intended to amend the Current Plan, which was originally approved by our Board of Directors on April 15, 2020 and by our stockholders on June 16, 2020, was amended by our Board of Directors on April 27, 2021 and by our stockholders on June 16, 2021, was amended and restated by our Board of Directors on October 18, 2022 and by our stockholders on December 1, 2022, and will expire by its terms on December 1, 2032.

Our Board of Directors believes that approval of the 2024 Plan Amendment would enable us to use the Amended Plan as an essential tool in meeting our ambitious preclinical, clinical and business objectives and achieving our ultimate mission of delivering meaningful new therapies to patients and delivering value to our stockholders. When the Current Plan was most recently amended and restated, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards at our historic rates. However, in light of our broad-based equity-compensation program, the extent of the equity grants made to legacy AavantiBio employees following the closing of our acquisition of AavantiBio and the fiercely competitive market for top tier talent, the remaining share pool under the Current Plan, including after reflecting annual increases to the share pool pursuant to the evergreen provision under the Current Plan, is insufficient to meet our equity compensation needs. The Amended Plan increases the share pool under the Current Plan by 2,000,000 shares of our common stock. No other changes are being made to the Current Plan. If approved, the new shares of our common stock reserved under the Amended Plan would represent approximately 5% of our 37,833,689 outstanding shares of common stock as of March 31, 2024. Our Board of Directors believes the proposed dilution to stockholders as a result of the 2024 Plan Amendment is judicious and sustainable and, importantly, critical to meet our business goals. Further, if the 2024 Plan Amendment is not approved by our stockholders, we could be forced to increase cash compensation to our employees and/or our non-employee directors, which will reduce the resources we are able to allocate to meeting our business needs and objectives.

We generally intend to utilize the Amended Plan as we have utilized the Current Plan: specifically, to grant equity awards to our existing employees, officers, non-employee directors, and our consultants and advisors, all in order to incent, retain and reward those who are critical to our success. Our Board of Directors determined the requested number of shares of our common stock under the 2024 Plan Amendment, based on (i) an assessment of our needs with respect to annual equity awards to our employees and non-employee directors and employee recognition and promotion awards and (ii) an assessment of the magnitude of the share reserve under the Amended Plan that our stockholders would likely find acceptable. If our stockholders approve the 2024 Plan Amendment, then subject to adjustment in the event of stock splits and other similar events, awards may be made under the Amended Plan for up to a number of shares of our common stock equal to the sum of: (A) 3,533,333 shares of our common stock (for the avoidance of doubt, before giving effect to any increases to this figure that occurred pursuant to (C) below between January 1, 2023 and prior to the date of the Annual Meeting); plus (B) such additional number of shares of our common stock (up to 325,268 shares) as is equal to the sum of (i) the number of shares of our common stock reserved for issuance under our 2018 Omnibus Incentive Plan (which we refer to as the 2018 Plan) that remained available for grant immediately prior to June 16, 2020, the date that the Current Plan originally was approved by our stockholders and (ii) the number of shares of our common stock subject to awards granted under the 2018 Plan, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations thereunder); plus (C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ended December 31, 2023 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2032, equal to the lesser of (i) 5% of the outstanding shares on such date and (ii) an amount determined by our Board of Directors.

Subject to adjustment under the Amended Plan for changes in our common stock and certain other events, no more than a total of 1,858,601 shares of our common stock may be granted as incentive stock options under the Amended Plan.

If this proposal to increase the number of shares of our common stock available for issuance under the plan is approved by our stockholders, we intend to register the additional shares by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options and restricted stock units (“RSUs” and collectively with the stock options, the “Inducement Awards”) to newly hired employees who are eligible under the Nasdaq rules to receive such grants. We expect to continue using Inducement Awards for our new-hire equity grants by making Inducement Awards under our 2024 Inducement Stock Incentive Plan (the “Inducement Plan”), and the number of shares of our common stock available under the Amended Plan will be, if the 2024 Plan Amendment is approved, carefully administered to enable us to make other new hire equity grants as well as equity grants to our current employees and other service providers under the Amended Plan.

The following table includes information, as of March 31, 2024, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of our common stock may be issued, other than our 2021 Employee Stock Purchase Plan (the “ESPP”). This table includes shares of our common stock subject to outstanding awards under the Current Plan, outstanding Inducement Awards, and up to 322,909 shares of our common stock available under the Current Plan for future awards that we may make between March 31, 2024 and the date of the Annual Meeting.

Number of outstanding stock options	2,864,672
Weighted average exercise price of outstanding stock options	$18.72
Weighted average remaining contractual term of outstanding stock options (years)	8.61
Number of outstanding RSUs	1,576,230
Shares of our common stock available under the Current Plan for awards that we may grant between March 31, 2024 and the date of the Annual Meeting (“Interim Awards”)	322,909
Shares of our common stock available under the Inducement Plan	1,000,000
New shares of our common stock requested for approval pursuant to the 2024 Plan Amendment	2,000,000
Estimated total number of shares of our common stock available for the grant of new awards under all equity-based compensation plans (including the Inducement Plan), assuming that the Interim Awards are granted prior to the Annual Meeting and assuming stockholder approval of the 2024 Plan Amendment (without regard to any future annual share increase)	3,000,000
Number of shares of our common stock outstanding	37,833,689

As of March 31, 2024, there were no outstanding shares of restricted stock, no stock appreciation rights (“SARs”), or any other stock-based awards.

We expect that the proposed share pool under the Amended Plan will allow us to continue to grant market-competitive equity awards at historic rates, but the duration of the share pool may vary based on changes in participation and our stock price and may require us to change our current equity grant practices.

The additional shares of our common stock available for grant under the Amended Plan would facilitate our ability to continue to grant equity incentives which will be vital to our ability to fully engage and attract and retain the highly skilled individuals required to support our retention and growth in the extremely competitive labor markets in which we compete. Our employees are some of our most valuable assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We strongly believe that the approval of the 2024 Plan Amendment will be instrumental to our continued success.

Accordingly, our Board of Directors believes approval of the 2024 Plan Amendment is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the 2024 Plan Amendment.

The remainder of this Proposal No. 4 includes:

•	Highlights of the Amended Plan;

•	Reasons Why Stockholders Should Approve the 2024 Plan Amendment;

•	Information Regarding Overhang and Burn Rate; and

•	Description of the Amended Plan.

Highlights of the Amended Plan

The Amended Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the Amended Plan further below in this proposal.

Clawback Policy. In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future, including, for executive officers, the Compensation Recovery Policy we adopted in November 2023. For a description of the Clawback Policy, see “Corporate Governance—Clawback Policy.”

No Automatic Vesting of Awards on a Change in Control Event. The Amended Plan does not provide for the automatic vesting of awards in connection with a change in control event.

No Liberal Share Recycling. The Amended Plan prohibits the re-granting of (i) shares of our common stock withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations, (ii) shares of our common stock that were subject to a SAR and were not issued upon the net settlement or net exercise of such award, or (iii) shares of our common stock repurchased on the open market using proceeds from the exercise of an award.

No Repricing of Awards. The Amended Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

No Discounted Options or SARs. All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

No Reload Options or SARs. No options or SARs granted under the Amended Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

No Dividend Equivalents on Options or SARs. No options or SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, RSUs or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which it is paid.

Limit on Non-Employee Director Compensation. The maximum amount of cash and equity compensation (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director, in his or her capacity as a non-employee director, in any calendar year may not exceed $500,000 in the case of an incumbent non-employee director. However, such maximum amount shall not exceed $1,000,000 in any calendar year in the case of a non-employee director’s initial year of service. Exceptions to these limitations may only be made by our Board of Directors in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the Amended Plan that would (i) materially increase the number of shares of our common stock authorized (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

Administered by an Independent Committee. The Amended Plan is administered by our compensation committee, as delegated by our Board of Directors. Our compensation committee is made up entirely of independent directors.

Reasons Why Stockholders Should Approve the 2024 Plan Amendment

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees and other service providers. Equity incentive awards are crucial to our ability to motivate our employees and other service providers to achieve our goals.

Broad-based Eligibility for Equity Awards. Our equity incentive program is broad-based, with all eligible employees receiving equity awards annually as part of our annual performance review based upon level, performance and contribution. Furthermore, since our Board of Directors typically grants awards to employees that generally vest over a four-year period in the case of time-based awards, employees must remain with us for a substantial period of time in order to realize the potential benefits of their equity awards.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is fundamentally performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not realize any compensation in respect of stock options and would receive lower compensation than intended in respect of RSUs.

Aligns Employee and Director Interests with Our Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our stockholders. If the 2024 Plan Amendment is approved by our stockholders, we will be able to continue fostering this alignment between our employees and non-employee directors and our stockholders by granting meaningful equity-based incentives.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the Amended Plan” and more thoroughly below, the Amended Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

Overhang

In developing our share request for the 2024 Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares of our common stock underlying all equity awards outstanding and (ii) the total number of shares of our common stock available for future grants under all of our equity incentive plans (other than the ESPP), divided by the sum of (a) the total number of shares of our common stock underlying all equity awards outstanding, (b) the total number of shares of our common stock available for future grants under all of our equity incentive plans (other than the ESPP) and (c) the number of outstanding shares of our common stock.

As of March 31, 2024, there were 4,440,902 shares of our common stock underlying all equity awards outstanding, 322,909 shares of our common stock available under the Current Plan for future awards between March 31, 2024 and the Annual Meeting, 1,000,000 shares of our common stock available under the Inducement Plan for future awards and 37,833,689 shares of our common stock outstanding. Accordingly, our overhang at March 31, 2024 was 13%. If the 2,000,000 shares of our common stock proposed to be authorized for grant under the 2024 Plan Amendment are included in the calculation, our overhang on March 31, 2024 would have been 17%.

The overhang figures above reflect the evergreen increases that occurred under the Current Plan on January 1, 2023 and January 1, 2024, but do not reflect any evergreen increases in future years.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares of our common stock subject to equity awards granted during the year (including Inducement Awards) by the basic weighted average number of shares of our common stock outstanding. Set forth below is a table that reflects our burn rate for the 2023, 2022 and 2021 calendar years, calculated on a “gross” basis, as well as an average over those years.

Calendar Year	Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Gross Burn Rate(1)
2023	1,807,965	19,884,007	9.1%
2022	1,745,842	8,512,089	20.5%
2021	261,940	7,118,024	3.7%
Three-Year Average	1,271,916	11,838,040	11.1%

(1)	“Gross burn rate” is defined as the number of equity awards granted in the year divided by the basic weighted average number of shares of our common stock outstanding.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Executive Compensation—Securities Authorized for Issuance under Equity Compensation Plans” contained elsewhere in this proxy statement.

Description of the Amended Plan

The following is a brief summary of the Amended Plan. A copy of the 2024 Plan Amendment is attached as Appendix B to this proxy statement. A copy of the Amended Plan is attached as Appendix C to this proxy statement. Please note that the following summary describes the Amended Plan as it is proposed to be amended by the 2024 Plan Amendment, as opposed to the Current Plan. The Amended Plan is identical to the Current Plan other than that the Amended Plan, as it is proposed to be amended by the 2024 Plan Amendment, increases the share pool under the Current Plan by 2,000,000 shares of common stock. References to our Board of Directors in this summary shall include our compensation committee or any similar committee or sub-committee or the Delegated Persons (as defined below) to the extent that our Board of Directors’ powers or authority under the Amended Plan have been delegated to such committee or Delegated Persons, in accordance with the Amended Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Company” and similar terms shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by our Board of Directors.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, SARs, restricted stock, RSUs, other stock-based awards and cash awards as described below (collectively, for purposes of this proposal, “awards”).

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the Amended Plan for up to a number of shares of our common stock equal to the sum of: (A) 3,533,333 shares of our common stock; plus (B) such additional number of shares of our common stock (up to 325,268 shares) as is equal to the sum of (i) the number of shares of our common stock reserved for issuance under the 2018 Plan that remained available for grant immediately prior to June 16, 2020, the date that our Current Plan originally was approved by our stockholders and (ii) the number of shares of our common stock subject to awards granted under the 2018 Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code); plus (C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ended December 31, 2023 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2032, equal to the lesser of (i) 5% of the outstanding shares on such date and (ii) an amount determined by our Board of Directors.

Subject to adjustment for changes in capitalization and reorganization events, no more than a total of 1,858,601 of the shares of our common stock are may be granted as incentive stock options under the Amended Plan. Shares of our common stock issued under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Amended Plan provides that the maximum amount of cash and equity compensation (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director, in his or her capacity as a non-employee director, in any calendar year may not exceed $500,000 in the case of an incumbent non-employee director or $1,000,000 in the case of a non-employee director’s initial year of service. Moreover, fees paid by us on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to the non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our Board of Directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash and awards granted to non-employee directors in their capacity as advisors or consultants to the Company.

For purposes of counting the number of shares of our common stock available for the grant of awards under the Amended Plan and under the sublimit on awards to non-employee directors, all shares of our common stock covered by SARs will be counted against the number of shares of our common stock available for the grant of awards. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares of our common stock will be counted against the shares of our common stock available for the grant of awards under the Amended Plan. In addition, if we grant a SAR in tandem with an option for the same number of shares of our common stock and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares of our common stock covered by the option, and not the shares of our common stock covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares of our common stock to the Amended Plan.

Shares of our common stock covered by awards under the Amended Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares of our common stock subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares of our common stock not being issued (including as a result of a SAR that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares of our common stock counted against the shares of our common stock available for the grant of awards under the Amended Plan will be the full number of shares of our common stock subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares of our common stock actually used to settle the SAR upon exercise, and the shares of our common stock covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of our common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of our common stock upon exercise of an award or to satisfy tax withholding obligations (including shares of our common stock retained from the award creating the tax obligation) will not be added back to the number of shares of our common stock available for the future grant of awards under the Amended Plan. Shares of our common stock repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares of our common stock available for future grant of awards under the Amended Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board of Directors may grant awards under the Amended Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our Board of Directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended Plan. No such substitute awards shall count against the overall share limit or any sublimit, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. A participant who is awarded an option receives the right to purchase a specified number of shares of our common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not intended to be an “incentive stock option” is a “non-statutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our Board of Directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Amended Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our Board of Directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our Board of Directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of our common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable non-statutory stock option award agreement or approved by our Board of Directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of our common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our Board of Directors, by any other lawful means, provided, however, that in no event may a participant use a promissory note to pay the exercise price, or (vi) by any combination of these forms of payment. No option granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Amended Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our

Board of Directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Options or SARs. With respect to options and SARs, unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Amended Plan) and grant in substitution therefor new awards under the Amended Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which our stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of unvested dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our Board of Directors. Our Board of Directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents will be credited to an account for the participant, may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the Amended Plan, our Board of Directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our Board of Directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our Board of Directors may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents will be credited to an account for the participant, may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Cash Awards. Under the Amended Plan, our Board of Directors has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the Amended Plan may be made subject to the achievement of performance goals. Our Board of Directors may specify that the degree of granting, vesting and/or payout of any award will be subject to the achievement of one or more of the following performance measures established by our Board of Directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by our Board of Directors): (1) enterprise value or value creation targets; (2) income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; (3) cash flow, including but not limited to, from operations or free cash flow; (4) specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by our Board of Directors; (5) net sales, revenues, net income, or earnings before income tax or other exclusions; (6) operating margin, return on operating revenue, or return on operating profit; (7) return measures (after tax or pre-tax), including return on capital employed, return on invested capital, return on equity, return on assets, return on net assets; (8) market capitalization, earnings per share, fair market value of the shares of the Company, franchise value (net of debt), economic value added; (9) total stockholder return or growth in total stockholder return (with or without dividend reinvestment); (10) financing and other capital raising transactions; (11) proprietary investment results; (12) estimated market share; (13) expansion of sales in additional geographies or markets; (14) expense management/control or reduction (including, without limitation, compensation and benefits expense); (15) customer satisfaction; (16) technological improvements/implementation, new product innovation; (17) collections and recoveries; (18) property or asset purchases; (19) litigation and regulatory resolution/implementation goals; (20) leases, contracts, or financings (including renewals, overhead, savings, G&A, and other expense control goals); (21) risk management/implementation; (22) development and implementation of strategic plans or organizational restructuring goals; (23) development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals; (24) employee satisfaction or staff development; (25) formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; (26) licensing or partnership arrangements; (27) progress of partnered programs and partner satisfaction; (28) progress of internal research or development programs; (29) submission of a new drug application (“NDA”) or the approval of the NDA by the U.S. Food and Drug Administration (“FDA”); (30) submission of an investigational new drug application (“IND”) or the approval of the IND by the FDA; (31) submission of a therapeutic biologics license application (“BLA”) or the approval of the BLA by the FDA; (32) submission to, or approval by, a foreign regulatory body of an applicable filing or a product; (33) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (34) achievement of a launch of a new drug; (35) initiation or completion of a clinical trial phase; (36) implementation or completion of critical projects; (37) achievement of specified milestones in the discovery and development of one or more of our products; (38) achievement of specified milestones in the commercialization of one or more of our products; (39) achievement of specified milestones in the manufacturing of one or more of our products; (40) achievement of specified regulatory milestones relating to one or more of our products; (41) completion of a merger, acquisition, or any transaction that results in the sale of all or substantially all of the stock or assets; or (42) any other measure selected by our Board of Directors. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our Board of Directors may specify that such performance measures will be adjusted to exclude any one or more of: (A) special, unusual, non-recurring or extraordinary items, events or circumstances; (B) gains or losses on the dispositions of discontinued businesses or operations; (C) the cumulative effects of changes in accounting principles; (D) the write-down of any asset; (E) fluctuation in foreign currency exchange rates; (F) charges for restructuring and rationalization programs; (G) non-cash, mark-to-market adjustments on derivative instruments; (H) amortization of purchased intangibles; (I) the net impact of tax rate changes; (J) non-cash asset impairment charges; (K) gains on extinguishment of the tax receivable agreement; and (L) any other factors as our Board of Directors may determine. Such performance measures: (x) may vary by participant and may be different for different awards; (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (z) may cover such period as may be specified by our Board of Directors. Our Board of Directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Any dividends or dividend equivalents awarded with respect to performance awards will be subject to the same limitations on transfer and forfeitability as the award with respect to which granted. Our Board of Directors may adjust the cash or number of shares of our common stock payable pursuant to a performance award, and our Board of Directors may, at any time, waive the achievement of the applicable performance measures, including in the case of the death or disability of the participant or a change in control of the Company.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Amended Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of March 31, 2024, approximately 147 persons were eligible to receive awards under the Amended Plan, including 7 executive officers (who are current employees), 81 employees (excluding executive officers), 10 non-employee directors (including the Executive Chair) and 49 consultants, contractors and advisors.

On March 28, 2024, the last reported sale price of our common stock on The Nasdaq Global Select Market was $13.32.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code, our Board of Directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder; Clawback

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of our common stock to be distributed with respect to an award granted under the Amended Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

Awards Granted Under the Current Plan

The following table sets forth information about equity-based awards granted under the Current Plan since adoption of the Current Plan through March 31, 2024 to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options Granted (#)	Number of Shares of Common Stock Underlying RSUs Granted (#)
Named executive officers:
Alexander Cumbo, President and Chief Executive Officer	240,250	120,125
Kevin Tan, Chief Financial Officer	85,000	42,500
David Tyronne Howton, Chief Operating Officer, General Counsel and Corporate Secretary	117,500	58,750
Carl Morris, former Chief Scientific Officer	136,375	57,488
All current executive officers as a group	820,750	410,375
All current directors who are not executive officers as a group(1)	457,951	103,648
Each nominee for election as a director:
Martin Freed	29,032	—
Ilan Ganot(2)	83,249	21,866
Georgia Keresty	25,366	—
Ian Smith(3)	162,840	—
Each associate of any such directors, executive officers or nominees	27,673	36,078
Each other person who received or is to receive 5% or more of such options, warrants or rights	—	—
All employees, including all current officers who are not executive officers, as a group(4)	1,092,589	1,142,848

(1)	Includes equity awards received by (i) Mr. Ganot in his former role as our President and Chief Executive Officer and (ii) Mr. Smith in his capacity as our Executive Chairman.
(2)	Includes equity awards received by Mr. Ganot in his former role as our President and Chief Executive Officer.
(3)	Includes equity awards received by Mr. Smith in his capacity as our Executive Chairman.
(4)	Does not include equity awards received by Mr. Ganot in his former role as our President and Chief Executive Officer. Such grants are reflected in footnotes (1) and (2).

New Plan Benefits Table

The granting of awards under the Amended Plan is discretionary, and, with the exception of options we expect to make to our non-employee directors in accordance with our non-employee director compensation program, we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Name and Position	Dollar Value ($)	Number of Shares of Common Stock Underlying Stock Option Awards (#)
Named executive officers:
Alexander Cumbo, President and Chief Executive Officer	—	—
Kevin Tan, Chief Financial Officer	—	—
David Tyronne Howton, Chief Operating Officer, General Counsel and Corporate Secretary	—	—
Carl Morris, former Chief Scientific Officer	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group(1)	(2)	96,500	(1)
All employees, including all current officers who are not executive officers, as a group	—	—

(1)

Under our non-employee director compensation program, upon initial election to our Board of Directors, each new non-employee director will receive an option (the “Initial Option”) to purchase 19,300 shares of our common stock. Further, each non-employee director who has served as a member of our Board of Directors for at least six months prior to the date of our annual meeting of stockholders for a particular year will be granted, automatically and without the need for any further action by our Board of Directors, on the date of such annual meeting an option (the “Annual Option”) to purchase 9,650 shares of our common stock. The number in the table set forth above represents an option to purchase 9,650 shares expected to be granted to each of our ten non-employee directors on the date of the Annual Meeting (which number includes option grants to our four non-employee directors who are standing for election at the Annual Meeting, which election is more fully described in Proposal No. 1 of this proxy statement). The number in the table set forth above excludes (i) options that the non-employee directors will be entitled to receive under our director compensation program for subsequent years following 2024 and (ii) any discretionary awards that any non-employee director may be awarded under the Amended Plan. For information about our current non-employee director compensation program, see the section titled “Corporate Governance—Non-Employee Director Compensation” elsewhere in this proxy statement. For information about potential updates to our non-employee director compensation program, see below.

(2)

The value of each stock option to be granted under our non-employee director compensation program on the date of the Annual Meeting will be determined using the same method we use to calculate the grant date fair value of stock options in our financial statements. The exercise price of the stock options will be equal to the closing price of our common stock on The Nasdaq Global Select Market on the date of the Annual Meeting.

The compensation committee has retained Radford to review our non-employee director compensation program, including benchmarking against a peer group of publicly traded companies. We anticipate that the compensation committee will make a recommendation to our Board of Directors with respect to potential updates to our non-employee director compensation program, including potentially with respect to the number of shares subject to the Initial Option and Annual Option. If the Board of Directors approves any such updates, we expect that they will be effective with respect to Annual Options to be granted on the date of the Annual Meeting.

If our stockholders do not approve the adoption of the 2024 Plan Amendment, we will not be able to grant the Annual Option under any such updated director compensation program to the non-employee directors under the Current Plan pursuant to its current terms. This could require us to increase the cash component of our non-employee director compensation program, which would reduce the resources we have allocated to meeting our business needs and objectives, or to lower the total amount of compensation paid to our non-employee directors.

Administration

The Amended Plan will be administered by our Board of Directors. Our Board of Directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended Plan that it deems advisable and to construe and interpret the provisions of the Amended Plan and any award agreements entered into under the Amended Plan. Our Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award in the manner and to the extent it deems expedient and the Board of Directors will be the sole and final judge of such expediency. All actions by our Board of Directors with respect to the Amended Plan and any awards made under the Amended Plan will be made in our Board of Directors’ sole discretion and will be final and binding on all persons having or claiming any interest in the Amended Plan or in any award.

Pursuant to the terms of the Amended Plan, our Board of Directors may delegate any or all of its powers under the Amended Plan to one or more committees or subcommittees of our Board of Directors. Our Board of Directors has authorized our compensation committee to administer certain aspects of the Amended Plan. Awards granted to non-employee directors must be granted and administered by a committee of our Board of Directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market or corresponding rules of any other exchange or marketplace on which our stock is traded or listed.

Subject to any requirements of applicable law, our Board of Directors may, by resolution, delegate to one or more persons (including officers) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant awards (subject to any limitations under the Amended Plan) to eligible service providers of the Company and to exercise such other powers under the Amended Plan as our Board of Directors may determine, provided that our Board of Directors shall fix (i) the maximum number of awards, and the maximum number of shares of our common stock issuable upon exercise of such awards, (ii) the time period during which such awards, and during which shares of our common stock issuable upon exercise of the awards, may be issued, and (iii) the minimum amount of consideration (if any) for which such awards may be issued, and a minimum amount of consideration for the shares of our common stock issuable upon exercise of the awards; and provided further, that (a) no Delegated Person shall be authorized to grant awards to itself, and (b) no Delegated Person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the Amended Plan, our Board of Directors, our compensation committee, or any other committee or subcommittee or Delegated Person to whom our Board of Directors has delegated authority pursuant to the Amended Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Amended Plan, each award under the Amended Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Board of Directors need not treat participants uniformly. Our Board of Directors will determine the effect on an award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

Our Board of Directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the Amended Plan, (ii) the share counting rules and sublimit set forth in the Amended Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares of our common stock subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares of our common stock subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of our common stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board of Directors’ approval) arising out of any act or omission to act concerning the Amended Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs, our Board of Directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a non-statutory stock option, provided that the participant’s consent to any such action will be required unless our Board of Directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with certain corporate events.

Reorganization Events

The Amended Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the Amended Plan, if a reorganization event occurs, our Board of Directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our Board of Directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and the Company): (1) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “Acquisition Price”), make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.

Our Board of Directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Amended Plan.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our Board of Directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and the Company, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and the Company, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

Our Board of Directors may establish one or more sub-plans under the Amended Plan to satisfy applicable securities, tax or other laws of various jurisdictions. Our Board of Directors will establish such sub-plans by adopting supplements to the Amended Plan containing any limitations on our Board of Directors’ discretion under the Amended Plan and any additional terms and conditions not otherwise inconsistent with the Amended Plan as our Board of Directors deems necessary or desirable. All supplements adopted by our Board of Directors will be deemed to be part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of our common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares of our common stock on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by our Board of Directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of our common stock, including shares of our common stock retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by our Board of Directors, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of our common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares of our common stock (up to the number of shares of common stock having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine in our sole discretion to satisfy the tax liability associated with any award. Shares of our common stock used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the Amended Plan after December 1, 2032, but awards previously granted may extend beyond that date. Our Board of Directors may amend, suspend or terminate the Amended Plan or any portion of the Amended Plan at any time, except that (i) no amendment may be made to the plan to permit an option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the Amended Plan materially increasing the number of shares of our common stock authorized under the plan (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our Board of Directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended Plan at the time the amendment is adopted, provided that our Board of Directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended Plan. No award will be made that is conditioned on stockholder approval of any amendment to the Amended Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If stockholders do not approve the 2024 Plan Amendment, the 2024 Plan Amendment will not go into effect and we will not grant awards under the Current Plan in excess of the current share reserve. In this event, our Board of Directors will consider whether to adopt alternative arrangements based on its assessment of its needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make an election under Section 83(b) of the Code with respect to an RSU award. When the shares or common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2024 PLAN AMENDMENT.

PROPOSAL NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 6.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement beginning on page 27 describes in detail our executive compensation programs and the decisions made by our compensation committee and our Board of Directors with respect to the fiscal year ended December 31, 2023. Our executive compensation embodies a pay-for-performance philosophy that supports our business strategy, aligns the interests of our executives with our stockholders and promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our Named Executive Officers with a mix of short-term and long-term incentive-based compensation to encourage consistently strong performance, and our Board of Directors and our compensation committee believe that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 6 overrules any decision by the Company or our Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL NO. 5.

PROPOSAL NO. 6—ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal No. 5, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal No. 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

Our Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board of Directors believes that an executive compensation advisory vote should be held every year, and therefore our Board of Directors recommends that you vote for a frequency of every ONE YEAR for future executive compensation advisory votes.

Our Board of Directors believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as being accountable to our stockholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for our company at this time.

Recommendation of the Board

OUR BOARD BELIEVES THAT HOLDING THE EXECUTIVE COMPENSATION ADVISORY VOTE EVERY YEAR IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS VOTING FOR A FREQUENCY OF EVERY “ONE YEAR”.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice or, if applicable, the annual report to stockholders and proxy statement, may have been sent to multiple stockholders who share an address, unless contrary instructions have been received. We will promptly deliver a separate copy of the Notice or, if applicable, the annual report to stockholders and proxy statement to you upon written or oral request to the Company at Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129 or (617) 337-4680. If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 27, 2024, which is 120 days prior to the first anniversary of the mailing date of the Notice. However, if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.

If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was made. For stockholder proposals to be brought before the 2025 annual meeting of stockholders, the required notice must be received by our secretary at our principal executive offices no earlier than February 11, 2025 and no later than March 13, 2025.

In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 14, 2025. If the date of the 2025 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th day following public announcement by the Company of the date of the 2025 annual meeting of stockholders.

Stockholder proposals should be addressed to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Secretary.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in this proxy statement intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SOLID BIOSCIENCES INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Solid Biosciences Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at an annual meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the first three paragraphs of Article IV of the Certificate of Incorporation of the Corporation, as amended, be and hereby are deleted in their entirety and the following is inserted in lieu thereof:

“The aggregate number of shares that the Corporation shall have authority to issue is 130,000,000 shares consisting of:

1. 120,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and

2. 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this ____ day of _______, 2024.

SOLID BIOSCIENCES INC.

By:
Alexander Cumbo
President and Chief Executive Officer

A-1

Appendix B

AMENDMENT NO. 1 TO

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

The Amended and Restated 2020 Equity Incentive Plan (the “Plan”) of Solid Biosciences Inc. is hereby amended as follows:

1. Section 4(a)(1)(A) of the Plan is hereby deleted and a new Section 4(a)(1)(A) is inserted in lieu thereof which shall read as follows:

“(A) 3,533,333 shares of Common Stock, before giving effect to the annual increase pursuant to Section 4(a)(1)(C); plus”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on March 27, 2024.

Adopted by the Stockholders on [ ], 2024.

B-1

Appendix C

SOLID BIOSCIENCES INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN*

1. Purpose

The purpose of this Amended and Restated 2020 Equity Incentive Plan (the “Plan”) of Solid Biosciences Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and cash and equity performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Plan amends and restates the 2020 Equity Incentive Plan (the “Original Plan”) that was originally adopted by the board of directors of the Company (the “Board”) on April 15, 2020 and approved by the stockholders on June 16, 2020, and was amended by the Board on April 27, 2021 and approved by our stockholders on June 16, 2021. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board.

2. Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.

(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by

*	As amended by Amendment No. 1 to Amended and Restated 2020 Equity Incentive Plan

resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the of rules of the Nasdaq Stock Market or corresponding rules of any other exchange or marketplace on which the Company stock is traded or listed (the “Exchange”).

4. Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 3,533,333 shares of Common Stock, before giving effect to the annual increase pursuant to Section 4(a)(1)(C); plus

(B) such additional number of shares of Common Stock (up to 325,268 shares) as is equal to the sum of (i) the number of shares of Common Stock reserved for issuance under the Company’s 2018 Omnibus Incentive Plan (the “Existing Plan”) that remained available for grant under the Existing Plan as of immediately prior to the date the Original Plan was approved by the Company’s stockholders and (ii) the number of shares of Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code); plus

(C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2023 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2032, equal to the lesser of (i) 5% of the outstanding shares on such date and (ii) an amount determined by the Board.

Subject to adjustment under Section 10, up to 1,858,601 of the shares of Common Stock available for issuance may be granted as Incentive Stock Options (as defined in Section 5(b)) under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimit contained in Section 4(b):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimit contained in Section 4(b); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an

SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimit contained in Section 4(b) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sublimit on Awards to Non-Employee Directors. The maximum amount of cash and equity compensation (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $500,000 for an incumbent non-employee director or $1,000,000 in the case of a non-employee director’s initial year of service; provided, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to the non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, cash and Awards granted under the Plan to non-employee directors in their capacity as consultants or advisors to the Company are not subject to the limitation set forth in this Section 4(b).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options.

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Solid Biosciences Inc., any of Solid Biosciences Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the applicable date; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the applicable date as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6. Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7. Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8. Other Stock-Based and Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents will be credited to an account for the

Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9. Performance Awards.

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (1) enterprise value or value creation targets; (2) income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; (3) cash flow, including but not limited to, from operations or free cash flow; (4) specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Board; (5) net sales, revenues, net income, or earnings before income tax or other exclusions; (6) operating margin, return on operating revenue, or return on operating profit; (7) return measures (after tax or pre-tax), including return on capital employed, return on invested capital, return on equity, return on assets, return on net assets; (8) market capitalization, earnings per share, fair market value of the shares of the Company, franchise value (net of debt), economic value added; (9) total stockholder return or growth in total stockholder return (with or without dividend reinvestment); (10) financing and other capital raising transactions; (11) proprietary investment results; (12) estimated market share; (13) expansion of sales in additional geographies or markets; (14) expense management/control or reduction (including, without limitation, compensation and benefits expense; (15) customer satisfaction; (16) technological improvements/implementation, new product innovation; (17) collections and recoveries; (18) property or asset purchases; (19) litigation and regulatory resolution/implementation goals; (20) leases, contracts, or financings (including renewals, overhead, savings, G&A, and other expense control goals); (21) risk management/implementation; (22) development and implementation of strategic plans or organizational restructuring goals; (23) development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals; (24) employee satisfaction or staff development; (25) formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; (26) licensing or partnership arrangements; (27) progress of partnered programs and partner satisfaction; (28) progress of internal research or development programs; (29) submission of a new drug application (“NDA”) or the approval of the NDA by the U.S. Food and Drug Administration (“FDA”); (30) submission of an investigational new drug application (“IND”) or the approval of the IND by the FDA; (31) submission of a therapeutic biologics license application (“BLA”) or the approval of the BLA by the FDA; (32) submission to, or approval by, a foreign regulatory body of an applicable filing or a product; (33) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (34) achievement of a launch of a new drug; (35) initiation or completion of a clinical trial phase; (36) implementation or completion of critical projects; (37) achievement of specified milestones in the discovery and development of one or more of the Company’s products; (38) achievement of specified milestones in the commercialization of one or more of the Company’s products; (39) achievement of specified milestones in the manufacturing of one or more of the Company’s products; (40) achievement of specified regulatory milestones relating to one or more of the Company’s products; (41) completion of a merger, acquisition, or any transaction that results in the sale of all or substantially all of the stock or assets; or (42) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of (A) special, unusual, non-recurring or extraordinary items, events or circumstances, (B) gains or losses on the dispositions of discontinued businesses or operations, (C) the cumulative effects of changes in accounting principles, (D) the writedown of any asset, (E) fluctuation in foreign currency exchange rates, (F) charges for restructuring and rationalization programs, (G) non-cash, mark-to-market adjustments on derivative instruments, (H) amortization of purchased intangibles, (I) the net impact of tax rate changes, (J) non-cash asset impairment charges, (K) gains on extinguishment of the tax receivable agreement and (L) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Any dividends or Dividend Equivalents awarded with respect to Performance Awards shall be subject to the same limitations on transfer and forfeitability as the Award with respect to which granted.

(c) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures, including in the case of the death or disability of the Participant or a change in control of the Company.

10. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) related to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Original Plan became effective on June 16, 2020, with the amendment to the Original Plan becoming effective on June 16, 2021. The Plan, as amended and restated, will become effective upon approval by the Company’s stockholders of the Amended and Restated 2020 Equity Incentive Plan (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor 6(e) requiring stockholder approval of any option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

SOLID BIOSCIENCES INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SLDB2024

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend this meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
If you have received printed proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46534-P09841	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SOLID BIOSCIENCES INC.

The Board of Directors recommends you vote FOR each of the following director nominees:
1. Election of Class III Directors

Nominees:	For		Withhold

1a. Martin Freed	☐		☐			For	Against	Abstain

1b. Ilan Ganot	☐		☐

4.  The approval of an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 2,000,000 shares.

						☐	☐	☐
1c. Georgia Keresty	☐		☐
1d. Ian Smith	☐		☐	5. The approval of an advisory vote on executive compensation.		☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain	The Board of Directors recommends you vote for a frequency of every ONE YEAR on the following proposal 6:	One Year	Two Years	Three Years	Abstain

2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	6. The holding of an advisory vote on the frequency of future executive compensation advisory votes.	☐	☐	☐	☐

3. The approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 60,000,000 to 120,000,000.	☐	☐	☐	NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V46535-P09841

SOLID BIOSCIENCES INC.

Annual Meeting of Stockholders

June 11, 2024 8:00 AM Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Alexander Cumbo, Kevin Tan and David Tyronne Howton, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side, all of the shares of common stock of SOLID BIOSCIENCES INC. (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 8:00 AM Eastern Time on June 11, 2024, live online via webcast, and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 AND “ONE YEAR” FOR PROPOSAL 6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE FOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side